UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Genelabs Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 27, 2007

To our Shareholders:

You are cordially invited to attend the 2007 annual meeting of shareholders of Genelabs Technologies, Inc. The meeting will be held at Genelabs Technologies’ principal executive offices located at 505 Penobscot Drive, Redwood City, California 94063 on Friday, June 15, 2007, at 10:00 a.m. Pacific Daylight Time.

At the meeting, you will be asked to elect six members to the Board of Directors, to approve the adoption of a new omnibus stock incentive plan, to amend the Company’s 2001 employee stock purchase plan and to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007. These matters are described more fully in the proxy statement attached hereto and made a part hereof.

I would like to thank you for your support as a Genelabs Technologies shareholder and urge you to please complete, date, sign and return the enclosed proxy as soon as possible. We look forward to seeing you at the meeting.

Sincerely,

JAMES A.D. SMITH
President and Chief Executive Officer

GENELABS TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: FRIDAY, JUNE 15, 2007
TIME: 10:00 A.M. P.D.T.

PLACE:	505 PENOBSCOT DRIVE
REDWOOD CITY, CALIFORNIA 94063

NOTICE IS HEREBY GIVEN that the 2007 annual meeting of the shareholders of Genelabs Technologies, Inc., a California corporation, referred to as Genelabs or the Company, will be held at the place and time indicated above for the following purposes:

1. ELECTION OF DIRECTORS.  To elect six members to the Board of Directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

2. APPROVAL OF THE ADOPTION OF THE GENELABS TECHNOLOGIES, INC. 2007 OMNIBUS STOCK INCENTIVE PLAN.  To approve the adoption of the Company’s 2007 Omnibus Stock Incentive Plan;

3. APPROVAL OF THE AMENDMENT TO THE GENELABS TECHNOLOGIES, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN.  To approve the amendment to the Company’s 2001 Employee Stock Purchase Plan;

4. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

5. OTHER BUSINESS.  To transact other business that may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement that is attached and made a part hereof. The Board of Directors has fixed the close of business on Friday, April 20, 2007 as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

Whether or not you expect to attend the annual meeting in person, you are urged to please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors

HEATHER CRISS KELLER
Secretary

Redwood City, California
April 27, 2007

2007 ANNUAL MEETING OF SHAREHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

GENELABS TECHNOLOGIES, INC.
505 Penobscot Drive
Redwood City, California 94063

PROXY STATEMENT

This Proxy Statement contains information relating to the Annual Meeting of Shareholders of Genelabs Technologies, Inc., a California corporation (the “Company”, “Genelabs”, “we or “us”), to be held on June 15, 2007, beginning at 10:00 a.m. Pacific Daylight Time, at Genelabs’ principal executive offices located at 505 Penobscot Drive, Redwood City, California 94063, and at any adjournment of the Annual Meeting. The Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about May 4, 2007.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the following proposals:

•	the election of six members to the Board of Directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

•	the approval of the adoption of the Company’s 2007 Omnibus Stock Incentive Plan;

•	the approval of the amendment to the Company’s 2001 Employee Stock Purchase Plan; and

•	to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

In addition, our management will report on our performance during fiscal 2006 and respond to questions from shareholders.

What shares can I vote?

All shares of our common stock owned by you as of the close of business on the record date, April 20, 2007, may be voted by you. These shares include (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Each share of common stock owned by you generally entitles you to cast one vote on each matter to be voted upon. In electing directors, however, each shareholder has cumulative voting rights and therefore is entitled to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or may distribute the votes among some or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the annual meeting prior to the voting of an intention to cumulate votes. In this event, the proxy holder may allocate the votes represented by proxies among the Board of Directors’ nominees in the proxy holder’s sole discretion.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Who is the shareholder of record?

If your shares are registered directly in your name with our transfer agent, Mellon Investor Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Who is the beneficial owner?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. If you do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each item?” below.

How can I vote my shares in person at the meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. SHARES HELD BENEFICIALLY IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or nominee.

You may vote by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct.

Can I change my vote after I submit my proxy?

Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the Annual Meeting by filing with our Corporate Secretary at 505 Penobscot Drive, Redwood City, California 94063 a notice of revocation or by submitting a duly executed proxy bearing a later date or it may be revoked by attending the meeting and voting in person.

If your shares are held in a stock brokerage account or by a bank or other nominee, you may revoke your proxy by following the instructions provided by your broker, bank or nominee.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. At the close of business on the record date, 29,982,140 shares of our common stock were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of a quorum.

What are the Board of Directors’ recommendations?

Unless you give other instructions via your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board of Directors’ recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

•	“FOR” the election of each of our nominees to the Board of Directors;

•	“FOR” the approval of the adoption of the Company’s 2007 Omnibus Stock Incentive Plan;

•	“FOR” the approval of the amendment to the Company’s 2001 Employee Stock Purchase Plan; and

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote in accordance with their judgment on such matter.

What vote is required to approve each item?

For the election of directors, the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected. Abstentions and broker non-votes, if any, will not affect the outcome of the vote on the election of directors.

For the approval of the remaining proposals, including the adoption of the Company’s 2007 Omnibus Stock Incentive Plan and the amendment of the Company’s 2001 Employee Stock Purchase Plan, approval will require the affirmative vote of a majority of shares represented and voting on the proposal, provided that the total votes cast on the proposal represents a majority of the shares of common stock outstanding and entitled to vote on the record date entitled to vote on the proposal. For purposes of the vote on the remaining proposals, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2007.

Who will count the votes?

A representative of our transfer agent, Mellon Investor Services LLC, will tabulate the votes and act as the inspector of election and will be present at the Annual Meeting.

Who will bear the cost of this solicitation?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have also retained the services of Mellon Investor Services LLC to assist in soliciting proxies. Mellon Investor Services will provide consultation pertaining to the planning and organization of the solicitation and solicit proxies from brokers, banks, nominees and other institutional holders. For these services, we will pay Mellon Investor Services a fee of $8,500, plus expenses. Mellon Investor Services may also engage in a direct telephone campaign to solicit proxies for an additional fee. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

May I propose actions for consideration at next year’s annual meeting of shareholders?

For a shareholder’s proposal to be included in our Proxy Statement for the 2008 Annual Meeting of Shareholders, the shareholder must follow the procedures of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the proposal must be received by our Corporate Secretary at 505 Penobscot Drive, Redwood City, California 94063 not later than January 5, 2008. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered timely, our bylaws require that such proposals must be submitted to our Corporate Secretary not later than April 16, 2008 and not earlier than March 17, 2008, unless the Annual Meeting is called for on a date earlier than May 16, 2008 or later than July 15, 2008, in which case any such proposal must be received not earlier than the 90th day prior to the annual meeting or later than the 60th day prior to the annual meeting, or in the event public announcement of the annual meeting is made less than 70 days prior to the annual meeting, any such proposal must be made no later than the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Genelabs’ bylaws state that the number of directors is not to be less than five or more than nine. The number of directors on the board is currently fixed at seven and will be reset at six as of the Annual Meeting. At the Annual Meeting, the shareholders will be asked to elect six directors, each of whom will serve until the next annual meeting of shareholders or until a successor has been elected and qualified or until the director’s earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the six nominees unless the proxy is marked to withhold authority to do so. If any nominee is unable to serve for any reason or will not serve for good cause, the proxies may be voted for such substitute nominee as the Board of Directors may determine. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

The names of the nominees, their ages as of April 1, 2007, and certain other information about each of them are set forth below:

Name	Age	Position

Leslie J. Browne, Ph.D	57	Director
Irene A. Chow, Ph.D.	68	Chairman of the Board of Directors
H. H. Haight(1)(2)(3)	73	Director
Alan Y. Kwan(1)(2)(3)	61	Director
Matthew J. Pfeffer	49	Director
James A. D. Smith	48	President & Chief Executive Officer, Acting Chief Financial Officer and Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.

Dr. Chow, Mr. Haight, Mr. Kwan and Mr. Smith were each elected to be a director at Genelabs’ 2006 annual meeting of shareholders held on June 16, 2006. Each of Dr. Browne and Mr. Pfeffer were appointed as directors by the Board of Directors effective April 23, 2007. Dr. Browne was recommended to the Nominating Committee by the Chairman of the Board of Directors and the President and Chief Executive Officer. Mr. Pfeffer was recommended to the Nominating Committee by the Company’s human resources department with the help of a third-party search firm.

Our Board of Directors has determined that each of Dr. Browne, Mr. Haight, Mr. Kwan and Mr. Pfeffer meet the independence requirements of the Nasdaq listing standards.

There are no family relationships among any of Genelabs’ directors or executive officers.

Leslie J. Browne, Ph.D., has been a director of Genelabs since April 2007. Since August 2004, Dr. Browne has served as a member of the Board of Directors and as President and Chief Executive Officer of Pharmacopeia Drug Discovery, Inc. Prior to joining Pharmacopeia, Dr. Browne was the Chief Operating Officer at Iconix Pharmaceuticals, Inc., a chemogenomics company, from October 2001 to August 2004. From 2000 to 2001, Dr. Browne was Chief Operating Officer of Genetrace Inc. Before that, Dr. Browne spent over a decade at Berlex/Schering AG, in several positions rising to Corporate Vice President, Berlex Laboratories, Inc. and President of Schering Berlin Venture Corporation. Before Berlex, Dr. Browne was employed by Ciba-Geigy Corporation, where he discovered Fadrozole, the first marketed non-steroidal aromatase inhibitor for the treatment of estrogen-dependent breast cancer. Dr. Browne also managed cardiovascular research at Ciba-Geigy Ltd., in Basel, Switzerland, where one of the group’s achievements was the discovery of Diovan®, the second angiotensin II antagonist ever to be marketed. Dr. Browne received his B.Sc. at Strathclyde University, in Glasgow, Scotland. After receiving his Ph.D. in Chemistry from the University of Michigan, Dr. Browne was a National Institutes of Health postdoctoral fellow at Harvard University with the Nobel laureate Professor R. B. Woodward.

Irene A. Chow, Ph.D., has been Chairman of the Board since April 1999 and was Chief Executive Officer from January 2001 to March 2004. From 1995 through March 1999 she was President and Chief Executive Officer. Dr. Chow served as a director of the board of Genovate Biotechnology Co., Ltd. (formerly Genelabs Biotechnology Co., Ltd.) throughout 2006, but resigned in January 2007. Until June 2005, Dr. Chow served as chairman of the Genovate board. Before joining Genelabs, Dr. Chow held several positions at Ciba-Geigy Corporation, most recently as Senior Vice President of Drug Development for the pharmaceuticals division. Prior to joining Ciba-Geigy, Dr. Chow served as an associate professor and assistant dean of Health Related Professions at Downstate Medical School, State University of New York. Dr. Chow received her B.A. degree in Literature from National Taiwan University, and both an M.A. and a Ph.D. in Biostatistics from the University of California, Berkeley.

H. H. Haight has been a director of Genelabs since May 1989. Since 1997, Mr. Haight has been President and Chief Executive Officer of Argo Global Capital, Inc., a venture capital firm, where he specializes in high-technology industries. Before joining Argo, Mr. Haight was a Managing Director of Advent International Corporation, an advisor and manager of international venture capital funds, where he was closely involved in Advent’s Far East activities and responsible for Advent’s Far East Group and Advent Canada. Mr. Haight received his B.S. in Forestry from the University of California, Berkeley and his M.B.A. from Harvard University.

Alan Y. Kwan has been a director of Genelabs since January 1999. Since 1994, Mr. Kwan has been an attorney at Kwan & Associates PC, based in Houston, Texas, where he maintains a general legal practice with an emphasis in business transactions and asset management. Since 1990, he also has been President of Texas Pacific Properties, Inc., a real estate investment and management firm. Previously, Mr. Kwan was active in real estate development and general management for several Hong Kong-based international companies including the Chinachem Group, Swire Properties, Ltd. and Tai Cheung Properties, Ltd. Mr. Kwan previously was also a director of the Hong Kong operation of China International Trust & Investment Corp. Mr. Kwan received his B.A. from the University of Hong Kong and his J.D. from the South Texas College of Law.

Matthew J. Pfeffer has been a director of Genelabs since April 2007. Since March 2006, Mr. Pfeffer has been the Chief Financial Officer, Secretary and Senior Vice President of Finance and Administration of VaxGen, Inc. From June 2005 until March 2006, Mr. Pfeffer served as a consultant to Cell Genesys, Inc., a biotechnology company. Prior to this consultancy, from 1998 to 2005, Mr. Pfeffer served as Chief Financial Officer of Cell Genesys, and from 1996 until 1998, he served as Director of Finance of Cell Genesys. From 1989 to 1996, Mr. Pfeffer held a variety of positions at Diasonics Ultrasound, Inc., most recently as Corporate Controller. From 1987 to 1989, he was in the finance department at ComputerLand Corporation, and from 1981 to 1987, Mr. Pfeffer was in the audit and consulting groups at Price Waterhouse, the predecessor to PriceWaterhouseCoopers, where he obtained his CPA certificate. Mr. Pfeffer received his B.A. in Economics from the University of California, Berkeley.

James A. D. Smith has been Chief Executive Officer since March 2004. Since September 1, 2006, Mr. Smith has been the acting Chief Financial Officer. He has been President of Genelabs and a director since April 1999. Mr. Smith also served as Chief Executive Officer from January 2000 to January 2001. From October 1996 through March 1999, Mr. Smith was Chief Operating Officer. From June 1995 through September 1996, Mr. Smith was Vice President, Marketing and Business Development, and from January 1994 through June 1995, Mr. Smith was Director of Marketing. Before joining Genelabs, Mr. Smith was with ICN Pharmaceuticals for more than ten years in various marketing and business development positions, most recently as Director of Worldwide Business Development. Mr. Smith received his B.S. in Molecular and Cellular Biology from the University of California, San Diego.

Vote Required

For the election of directors, the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected. Abstentions and broker non-votes, if any, will not affect the outcome of the vote on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE ELECTION OF ALL DIRECTORS NOMINATED.

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF
THE GENELABS TECHNOLOGIES, INC.
2007 OMNIBUS STOCK INCENTIVE PLAN

On March 30, 2007, the Board adopted, subject to approval of the shareholders, the 2007 Omnibus Stock Incentive Plan (the “2007 Plan”), which provides for the reservation of 3,400,000 shares of Common Stock plus all available shares of Common Stock for grant under the 2001 Stock Option Plan (the “2001 Plan”) as of the date of the Annual Meeting and any and all shares of Common Stock that would otherwise be returned to the 2001 Plan by reason of expiration of its term or cancellation upon termination of employment or service for issuance. The 2007 Plan is intended to be a successor to the 2001 Plan. If the shareholders approve the 2007 Plan, no additional grants will be made under the 2001 Plan. As of the record date, the number of shares of Common Stock available for future grants under the 2001 Plan is 466,230 shares. At the Annual Meeting, shareholders are being requested to approve the 2007 Plan.

In the “high risk-high reward” environment of biotechnology, the Company believes stock options are a very important component of total compensation provided to employees, executives and directors. It is imperative for companies in the biotechnology industry such as Genelabs to have a compensation mechanism that enables employees to participate in the value they help to create for shareholders in order to attract and retain the talented scientists and professionals necessary for successful execution of our business plans. The Company is seeking shareholder approval of the 2007 Plan because of the small number of shares remaining available for issuance under the 2001 Plan. The Company is not seeking amendment of the 2001 Plan because the terms of the 2007 Plan have been updated to reflect recent changes in regulations affecting the Company. If the 2007 Plan is not approved by shareholders the Company may have difficulty attracting new employees, executives and directors and may not be able to retain its current employees, executives and directors.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally provides that publicly held companies may not deduct compensation paid to certain top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to “performance-based compensation.” Options granted under the 2007 Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and we will continue to monitor the applicability of Section 162(m) to our ongoing compensation arrangements.

The following paragraphs summarize the more significant features of the 2007 Plan. The summary is subject, in all respects, to the terms of the 2007 Plan, the full text of which is set forth in Exhibit A attached hereto.

Summary of the 2007 Plan

Purpose and Eligibility

The purpose of the 2007 Plan is to enable the Company to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company. The 2007 Plan provides for the granting of stock options, stock appreciation rights, and awards of restricted stock, deferred stock and performance shares (collectively referred to in this proxy statement as “incentive awards”).

All of our employees, officers, directors and consultants are eligible to receive incentive awards under the 2007 Plan if selected by the Compensation Committee (the “Committee”) of the Board.

Administration, Amendment and Termination

The Committee is responsible for administering the 2007 Plan. All Committee members are both “independent directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, and “non-employee directors” for purposes of Section 162(m) of the Code. The Committee has the authority to interpret the 2007 Plan, determine the terms and conditions of incentive awards and make all other determinations necessary and/or advisable for the administration of the 2007 Plan. The Committee may, with the consent of a participant, amend the terms of any existing incentive award previously granted to the participant, in a manner consistent with the 2007 Plan.

The Board may amend, alter, suspend, discontinue, or terminate the 2007 Plan; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without shareholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement with which the Board intends the 2007 Plan to comply; provided, further, that the Board may not reduce the exercise price of outstanding options by amending the terms of such options without first obtaining approval from the Company’s shareholders.

Unless earlier terminated by the Board, the 2007 Plan will expire on the tenth anniversary of the effective date.

Death; Termination of Employment; Restrictions on Transfer

The Committee will provide in the incentive award agreements whether and to what extent incentive awards will be exercisable upon termination of employment or service for any reason, including death or disability, of any participant in the 2007 Plan.

Incentive awards will generally not be transferable by a participant except by will or the laws of descent and distribution, and will be exercisable during the lifetime of a participant only by such participant.

Stock Options

Stock options granted under the 2007 Plan may be incentive stock options intended to qualify under the provisions of Code Section 422 (“ISOs”) or nonqualified stock options (“NSOs”) which do not so qualify. Subject to the 2007 Plan, the Committee determines the number of shares to be covered by each option and the conditions and limitations applicable to the exercise of the option. The Committee determines the exercise price of Common Stock that is subject to an option at the date the option is granted. The exercise price may not be less than the fair market value of the Company’s Common Stock on the date of grant. The term of options will determined by the Committee, but may not exceed ten years from the date of grant, provided that the term of an ISO granted to a ten percent holder may not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights (“SARs”) granted under the 2007 Plan may either be alone or in conjunction with all or part of any incentive award under the 2007 Plan. Subject to the 2007 Plan, the Committee determines the number of shares to be covered by each SAR award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. An SAR granted under the 2007 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over a specified price fixed by the Committee (which price may not be less than the fair market value of the Company’s Common Stock on the date of grant).

Restricted Stock, Deferred Stock, and Performance Shares

Subject to the 2007 Plan, the Committee determines the number of shares to be covered by awards of restricted stock, deferred stock or performance shares, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Awards of restricted stock granted under the 2007 Plan are nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in the 2007 Plan and in any statement evidencing grants. Grants of deferred stock create a right to receive Common Stock at the end of a specified deferral period. Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives.

Securities Subject to Plan

If approved by shareholders, the aggregate number of shares of Common Stock reserved for issuance under the 2007 Plan will be 3,400,000 shares plus all available shares of Common Stock for grant under the 2001 Plan as of the date of the Annual Meeting and any and all shares of Common Stock that would otherwise be returned to the 2001 Plan by reason of expiration of its term or cancellation upon termination of employment or service for issuance. The maximum number of shares available for the issuance of ISOs will be 3,400,000. Shares subject to the unexercised portion of any incentive award that expires, terminates or is canceled and shares issued pursuant to an incentive award that we reacquire will again become available for the grant of further incentive awards under the 2007 Plan. The 2007 Plan provides that the maximum number of shares with respect to which incentive awards may be granted to any individual in any given calendar year is 80% of the shares.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Company’s Common Stock, a substitution or adjustment will be made in (i) the kind and aggregate number of shares reserved for issuance under the 2007 Plan, (ii) the kind, number and option price of shares subject to outstanding stock options granted under the 2007 Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of restricted stock, deferred stock and performance shares, each as may be determined by the Committee, in its sole discretion. Such other substitutions or adjustments will be made respecting awards hereunder as may be determined by the Committee, in its sole discretion. An adjusted option price will also be used to determine the amount payable by the Company in connection with SARs awarded under the 2007 Plan. In addition, the Committee may provide, in its discretion, for the cancellation of any outstanding incentive awards and payment in cash or other property in exchange therefor. In the event of a change in control, unless otherwise provided in an applicable award agreement or other agreement, the vesting of all outstanding incentive awards will accelerate and be immediately exercisable or payable.

On April 20, 2007, the closing price of the Company’s Common Stock on the Nasdaq Capital Market was $2.18 per share.

Federal Income Tax Consequences

The following discussion is for general information only and is based on the Federal income tax laws now in effect, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation which may be important to individual participants. Moreover, this summary does not address specific state, local or foreign tax consequences. This summary assumes that Common Stock acquired under the 2007 Plan will be held as a “capital asset” (generally, property held for investment) under the Code.

Nonqualified Stock Options

A participant will generally not be subject to Federal income taxation upon the grant of an NSO. Rather, at the time of exercise of an NSO, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

If shares of Common Stock acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the sales price and the fair market value of the Common Stock on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss.

Incentive Stock Options

A participant is generally not subject to Federal income taxation upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or of any parent or subsidiary of the Company at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (i) while in the employ of the Company or of any parent or subsidiary of the Company or (ii) within three months after termination of employment (or one year in the case of a disabled employee). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See “Federal Income Tax Consequences — Nonqualified Stock Options.”)

If shares of Common Stock acquired pursuant to a timely exercised ISO is later disposed of, the participant will, except as noted below with respect to a “disqualifying disposition,” recognize a capital gain or loss equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, the Company will not be entitled to any deduction for Federal income tax purposes in connection with either the exercise of the ISO or the sale of the Common Stock by the participant.

If, however, a participant disposes of shares of Common Stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date the Common Stock is transferred to him upon exercise (a “disqualifying disposition”), generally (i) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the Common Stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (ii) any additional gain recognized by the participant will be subject to tax as capital gain. In such case, the Company may claim a deduction for Federal income tax purposes at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.

Capital Gain or Loss

Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by a participant upon the sale of shares of Common Stock held for more than 12 months will generally be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of shares of Common Stock held for 12 months or less will be subject to tax at ordinary income rates.

New Plan Benefits

It is not possible to determine at this time the future incentive awards that will be granted under the 2007 Plan if it is approved by shareholders, and no incentive awards have been made under the 2007 Plan.

Vote Required

The affirmative vote of a majority of the votes cast regarding the proposal is required for approval of the 2007 Plan, provided that the total votes cast on the proposal represents a majority of the shares of common stock outstanding and entitled to vote on the record date entitled to vote on the proposal. For purposes of the vote on the 2007 Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote. Unless instructed to the contrary in the proxy, the shares represented by proxies will be voted FOR the proposal to approve the 2007 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2007 OMNIBUS STOCK INCENTIVE PLAN

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE
GENELABS TECHNOLOGIES, INC.
2001 EMPLOYEE STOCK PURCHASE PLAN

On April 23, 2001, the Board of Directors unanimously adopted the Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan (the “2001 ESPP”), which was approved by the Company’s shareholders. On April 9, 2007, the Board of Directors amended the 2001 ESPP, subject to approval of the shareholders, to increase the number of shares available for issuance by 1,000,000 shares. The Board of Directors believes the 2001 ESPP is essential to maintain the Company’s balanced and competitive total compensation programs.

On April 20, 2007, the closing price of the Company’s Common Stock on the Nasdaq Capital Market was $2.18 per share.

As of the record date, 181,588 shares of Common Stock remained available for future purchases under the 2001 ESPP. Without the amendment to the 2001 ESPP, the Company would not have sufficient shares available under the 2001 ESPP to provide for continued option grants in 2007 and beyond, consistent with the purpose of the Company’s normal compensation practices. The 2001 ESPP would enable the Company to continue to (i) provide eligible employees of the Company and its subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, (ii) enhance such employees’ sense of participation in the affairs of the Company and (iii) provide an incentive for continued employment. The 2001 ESPP will further align the interests of employees with those of shareholders through increased stock ownership.

Summary of the 2001 ESPP

The following paragraphs summarize the more significant features of the 2001 ESPP. The summary is subject, in all respects, to the terms of the 2001 ESPP, the full text of which is set forth in Exhibit B attached hereto.

Shares Subject to the 2001 ESPP

A total of 800,000 shares of the Company’s common stock were initially reserved for purchase by eligible employees of the Company and its subsidiaries under the 2001 ESPP, subject to certain adjustments as described below. If approved by the shareholders of the Company, the total number of shares of Common Stock reserved to date for issuance under the 2001 ESPP will be 1,800,000 shares with approximately 1.2 million shares remaining for future purchases under the 2001 ESPP.

Eligibility

All employees of the Company, or any parent or subsidiary thereof, are eligible to participate in the 2001 ESPP except the following:

(1) employees who are not employed by the Company, or subsidiary of the Company, on the day before the first day of the Offering Period (as defined below);

(2) employees who are customarily employed for less than twenty (20) hours per week;

(3) employees who are customarily employed for less than five months in a calendar year; and

(4) employees who own or hold options to purchase or who, as a result of participation in the 2001 ESPP, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”).

The 2001 ESPP is administered by the Compensation Committee or other committee appointed by the Board or the Board itself (the “Administrator”) consisting of certain members who are intended to be “disinterested persons” within the meaning of the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) unless otherwise determined by the Administrator. Subject to the provisions of the 2001 ESPP and Section 423 of the Code, all questions of interpretation or application of the 2001 ESPP are determined by the Administrator and its decisions are final and binding upon all employees.

Participation

The 2001 ESPP has 24-month offering periods (the “Offering Periods”) which consist of four (4) six-month purchase periods (individually, a “Purchase Period”). Offering Periods generally commence on January 1 and July 1 of each year and end on the 30th day of June and the 31st day of December of each year. The Administrator has the power to change the timing and duration of Offering Periods without shareholder approval. If the fair market value of the Company’s common stock on the last business day of the Purchase Period is less than the fair market value on the first day of the Offering Period, then the remaining Purchase Periods in the Offering Period shall be terminated and a new Offering Period shall commence.

Payroll Deductions

Employees may participate in the 2001 ESPP during each pay period through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 1% nor more than 15% of the employee’s base salary or wages, bonuses, overtime, shift premiums and commissions, plus draws against commissions, unreduced by the amount by which the employee’s salary is reduced pursuant to Sections 125 or 401(k) of the Code. The amount of payroll deductions may not exceed $25,000 per year unless otherwise determined by the Administrator. An employee may increase or lower the rate of payroll deductions for any upcoming Purchase Period but may only lower the rate of payroll deductions during the current Purchase Period.

Certain Limitations

As required by tax law, no employee may receive an option under the 2001 ESPP to purchase shares of the Company’s common stock which have a fair market value in excess of $25,000 for any calendar year, determined at the time such option is granted. Additionally, the Administrator may set a maximum number of shares of common stock that may be purchased by any employee at any single purchase date. If the number of shares of common stock to be purchased on the first day of the purchase period by all employees participating in the 2001 ESPP exceeds the number of shares then available for issuance under the 2001 ESPP, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Administrator shall determine to be equitable.

Purchase Price

The purchase price of shares that may be acquired in any Offering Period under the 2001 ESPP will be 85% of the lesser of (a) the fair market value of the shares on the first day of the Offering Period or (b) the fair market value of the shares on the last business day of each Purchase Period. The number of whole shares that an employee will be able to purchase in any Purchase Period will be determined by dividing the total amount of payroll deductions from the employee’s salary during the Purchase Period by the price per share determined as described above. The purchase shall take place automatically on the last day of the Purchase Period.

Withdrawal; Termination of Employment

An employee may withdraw from a Purchase Period at any time at least fifteen (15) days prior to the end of a Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Purchase Period unless the employee enrolls in the new Purchase Period in the same manner as for initial participation in the 2001 ESPP. Termination of an employee’s employment for any reason, including retirement or death, immediately cancels his or her participation in the 2001 ESPP. In such event, the payroll deductions credited to the employee’s account will be returned to such employee.

Change in Control and Adjustments

The number of shares subject to the 2001 ESPP and any right to purchase stock thereunder will be adjusted in the event of, among other things, a stock dividend, stock split, reverse stock split or similar change relating to the Company’s common stock. In general, in the event of a change in control of the Company, the Offering Period will terminate on such date as determined by the Administrator and all payroll deductions on such date shall be used to purchase such number of applicable shares of the Company’s common stock based on a purchase price per share that is eight-five percent (85%) of the lesser of (i) the fair market value on the Offering Date or (ii) the fair market value on such date, unless otherwise provided by the Administrator.

Amendment and Termination of the 2001 Plan

The Administrator may, at any time, terminate or amend the 2001 ESPP in any respect except that any such amendment or termination cannot adversely affect options previously granted under the 2001 ESPP without the employees’ consent and further provided, that the Administrator will not make certain amendments without shareholder approval as set forth in the 2001 ESPP. Options may be granted pursuant to the 2001 Plan from time to time until April 23, 2011, which is ten years after the date the 2001 ESPP was originally adopted by the Board, unless earlier terminated.

United States Federal Income Tax Consequences

The following discussion is for general information only and is based on the Federal income tax laws now in effect, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation which may be important to individual participants. Moreover, this summary does not address specific state, local or foreign tax consequences. This summary assumes that Common Stock acquired under the 2001 ESPP will be held as a “capital asset” (generally, property held for investment) under the Code.

Tax Treatment of Employees Under the 2001 ESPP

The 2001 ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Code. Amounts deducted from an employee’s pay under the 2001 ESPP would be included in the employee’s compensation subject to federal income and social security taxes. Assuming the satisfaction of certain conditions, an employee will not recognize income for federal income tax purposes either upon enrollment in the 2001 ESPP or upon the purchase of shares of the Company’s common stock under the 2001 ESPP. All tax consequences are deferred until a participating employee sells the shares or otherwise disposes of the shares.

If shares of the Company’s common stock are held for more than one year after the date of purchase and more than two years after the beginning of the applicable Offering Period, upon a sale or disposition of such shares, the employee will generally realize ordinary income to the extent of the lesser of (i) the actual gain (the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the purchase price) or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the Offering Period (even if the purchase price of such shares was based on the last business day of a Purchase Period). Any additional gain upon the sale or disposition of shares should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of within either the one-year or the two-year holding periods described above (in either case a “disqualifying disposition”), the employee would realize ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. Any additional gain or loss on such share or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

Tax Treatment of the Company

The Company will be entitled to a deduction in connection with the disposition of shares acquired under the 2001 ESPP to the extent that the employee recognized ordinary income on a disqualifying disposition of such shares.

New Plan Benefits

It is not possible to determine at this time the future number of shares that will be purchased under the 2001 ESPP if the amendment is approved by shareholders, and no purchases under the 2001 ESPP prior to the date of the Annual Meeting have been made subject to such approval.

The following table sets forth information as of December 31, 2006 with respect to the shares purchased to date by the named executive officers and the specified groups set forth below, each pursuant to the 2001 ESPP:

Shares
Name and Position	Purchased

James A.D. Smith	23,365
President & Chief Executive Officer,
Acting Chief Financial Officer
Matthew M. Loar	6,474
Chief Financial Officer
Ronald C. Griffith, Ph.D.	992
Chief Scientific Officer
Kenneth E. Schwartz, M.D.	2,673
Vice President, Medical Affairs
Roy J. Wu	13,847
Vice President, Business Development
Current Executive Officer Group	47,351
Current Non-Executive Director Group	—
Nominees for Election as Director	23,365
Each associate of the above-mentioned directors, officers or nominees	—
Each other person who received or is to receive five percent of such options, warrants, or rights	—
Employee Group other than Executive Officer Group	570,846

Vote Required

The affirmative vote of a majority of the votes cast regarding the proposal is required for approval of the amendment to the 2001 ESPP, provided that the total votes cast on the proposal represents a majority of the shares of common stock outstanding and entitled to vote on the record date entitled to vote on the proposal. For purposes of the vote on the 2001 ESPP, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote. Unless instructed to the contrary in the proxy, the shares represented by proxies will be voted FOR the proposal to amend the 2001 ESPP.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE 2001
EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4

RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm to perform the audit of Genelabs’ financial statements for the fiscal year ending December 31, 2007, and the shareholders are being asked to ratify such selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, are expected to have the opportunity to make a statement at the annual meeting if they desire to do so and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Genelabs and its shareholders.

The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining their independence, and has determined that it is.

Audit Fees and Pre-Approval Policies

The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for fiscal 2006 and fiscal 2005 and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young LLP for fiscal 2006 and fiscal 2005.

	2006	2005

Audit Fees	$285,000	$388,350
Audit-Related Fees	—	—
Tax Fees	28,050	40,600
All Other Fees	—	—

Total	$313,050	$428,950

“Audit Fees” consisted of fees for the audit of our annual financial statements included in our Form 10-K, the review of financial statements included in the Company’s 10-Q filings and fees for review of registration statements and issuance of consents. Audit fees also included fees for professional services provided in connection with statutory and regulatory filings or engagements.

“Tax Fees” consisted of aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax forms and consulting for domestic and foreign taxes.

As provided in the Audit Committee charter, the Audit Committee reviews, and in its sole discretion pre-approves, the Independent Auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the Independent Auditors. All of the above services and estimates of the expected fees were reviewed and approved by the Audit Committee before the respective services were rendered. The Audit Committee is barred from engaging the Independent Auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and decisions delegated in such manner must be reported at the next scheduled meeting of the Audit Committee.

Vote Required

The affirmative vote of the holders of a majority of votes represented and voting is required for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes, if any, will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes, if any, will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Who are the current members of the Board of Directors and are they independent?

The members of the Board of Directors on the date of this Proxy Statement, and the committees of the Board on which they serve, are identified below:

	Audit		Nominating		Compensation
Director	Committee		Committee		Committee

Leslie J. Browne, Ph.D.(1)	—		—		—
Irene A. Chow, Ph.D.	—		—		—
Arthur Gray, Jr.(2)		*		*		**
H.H. Haight		**		*		*
Alan Y. Kwan		*		**		*
Matthew J. Pfeffer(3)	—		—		—
James A.D. Smith	—		—		—

*	Committee member

**	Committee chairperson

(1)	It is anticipated that, if elected at the Annual Meeting, Dr. Browne will be appointed to one or more committees.

(2)	Mr. Gray is not seeking re-election at the Annual Meeting.

(3)	It is anticipated that, if elected at the Annual Meeting, Mr. Pfeffer will be appointed to one or more committees.

Our Board of Directors has determined that each of Dr. Browne, Mr. Gray, Mr. Haight, Mr. Kwan and Mr. Pfeffer meet the independence requirements of the Nasdaq listing standards.

How often did the Board of Directors meet during fiscal 2006?

During the fiscal year ended December 31, 2006, the Board of Directors held 12 meetings. Each Board member, who was a member of the Board of Directors during fiscal 2006, attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively.

In addition, it is Company policy that each of our directors be invited and encouraged to attend the Annual Meeting. One of our directors attended the 2006 Annual Meeting.

How do shareholders communicate with the Board of Directors?

The Board of Directors has established a process to receive communications from shareholders. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors, Genelabs Technologies, Inc. All such correspondence should be sent “Attn: Secretary” at 505 Penobscot Drive, Redwood City, CA 94063-4738.

All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any bona fide communication to the directors will be summarized and presented to the Board of Directors at its next regularly scheduled meeting.

Does the Company have a Code of Ethics?

Yes. We have adopted a code of business ethics and conduct for all of our employees and directors, including our chief executive officer, chief financial officer, other executive officers and senior financial personnel. A copy of our code of business ethics and conduct is available on our website at www.genelabs.com under the heading “Investor Information/Corporate Governance.” We intend to post on our website any material changes to, or waiver from, our code of business ethics and conduct, if any, within five business days of such event.

What are the standing committees of the Board of Directors?

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee reviews and oversees our internal accounting and financial reporting processes and audits of our financial statements. The Audit Committee also considers and reports to the Board of Directors with respect to other auditing and accounting matters, including the selection of our independent registered public accounting firm, the scope of annual audits, fees to be paid to our independent registered public accounting firm and the performance of our independent registered public accounting firm. The Audit Committee is governed by a charter, a current copy of which is available on our corporate website at www.genelabs.com under the heading “Investor Information/Corporate Governance.” The members of the Audit Committee are Mr. Gray, Mr. Haight (Chairman) and Mr. Kwan, each of whom is an independent director under the Nasdaq listing standards. The Audit Committee held five meetings during the fiscal year ended December 31, 2006. Additional information regarding this Committee’s activities in 2006 are set forth below under the heading “Report of the Audit Committee of the Board of Directors.”

Our Board of Directors has determined that Mr. Haight, a member of our Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations.

Compensation Committee

The Compensation Committee consists of non-employee directors. The members of the Compensation Committee are Mr. Gray (Chairman), Mr. Haight and Mr. Kwan, each of whom is an independent director under the Nasdaq listing standards. The Compensation Committee oversees the implementation of our general compensation and employee benefit plans and policies. The responsibilities of the Compensation Committee include, among other things, the following:

•	review the goals and objectives of the Company’s executive compensation plans and make recommendations to the Board or Directors with respect to these goals and objectives if deemed appropriate;

•	evaluate the performance of the Chief Executive Officer and other designated officers in light of the goals and objectives of the Company’s executive compensation plans and policies and determine and recommend to the Board the Chief Executive Officer’s and each of the individual executive officers’ compensation level based on this evaluation;

•	review and provide recommendations to the full Board of Directors regarding base salary and promotion and salary increase pools for all non-executive employees, option grant guidelines and total pools and measures of achievement for bonus administration;

•	administer the Company’s stock option and other employee benefit plans and review and recommend to the full Board of Directors stock option grants; and

•	review and discuss with management the Company’s Compensation Discussion and Analysis and to produce a Compensation Committee report to be included in the proxy statement for the Company’s annual meeting of shareholders and to regularly report to the Board of Directors on its activities, as appropriate.

Members of the Company’s management and human resources teams review competitive compensation data gathered and provide information and recommendations to the Compensation Committee. The Compensation Committee reviews the information and recommendations and makes recommendations to the full Board of Directors regarding each component of compensation for individual executive officers.

The Compensation Committee, subject to any applicable law, regulation or listing standard, may form and delegate authority and power to subcommittees for any purpose it deems appropriate, including the Options Committee. The Options Committee, which is comprised of the Chairman of the Board and the Chief Executive Officer and President of the Company, is authorized to approve, in accordance with the requirements of the applicable plan of the Company, all stock option and restricted stock grants, including all terms thereof, to employees of the Company who are not officers.

The Compensation Committee, or the Board of Directors as a whole, has the sole authority to approve the retention or termination of any compensation consultant to assist the Compensation Committee in carrying out its responsibilities. The Compensation Committee utilizes data from the Radford Biotechnology Survey, including the Northern California Report and Executive Report, and publicly available information and reports from compensation consulting firms. The Compensation Committee also periodically retains consultants, and at the end of 2006 approved the retention of AON Corporation/Radford to assist with the development of a list of peer companies, provide analysis of the Company’s equity compensation programs and incentive cash bonus plans design, and review the Company’s compensation practices for the Board of Directors and executive officers.

The Compensation Committee is governed by a charter, which was amended in March 2007 to modify certain provisions to reflect changes in SEC rules and regulations. A current copy of the Compensation Committee’s charter, as amended, is attached as Exhibit C to this Proxy Statement and is available on our corporate website at www.genelabs.com under the heading “Investor Information/Corporate Governance.” The Compensation Committee held four meetings during the fiscal year ended December 31, 2006. Additional information regarding this Committee’s activities in 2006 are set forth below under the heading “Compensation Discussion and Analysis.”

Nominating Committee

The functions of the Nominating Committee include the following: identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures. The Nominating Committee is governed by a charter, a current copy of which is available on our corporate website at www.genelabs.com under the heading “Investor Information/Corporate Governance.”

The members of the Nominating Committee are Mr. Gray, Mr. Haight and Mr. Kwan (Chairman), each of whom is an independent director under the Nasdaq listing standards. The Nominating Committee held four meetings during the fiscal year ended December 31, 2006.

The Nominating Committee considers a nominee’s experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Company. The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

The Nominating Committee will consider director candidates recommended by shareholders in the same manner as described above. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing no later than 60 days and no more than 90 days prior to the first anniversary of the preceding year’s annual meeting and the recommendation must include the following information: the name, age, business address and residence address of the nominee, the principal occupation or employment of the nominee, the class and number of shares of the corporation beneficially owned by the nominee, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and any other information relating to the nominee required to be disclosed in solicitations of proxies for election of directors or otherwise required by law.

Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee or their designee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.

EXECUTIVE OFFICERS

Who are our executive officers?

The executive officers of Genelabs are:

Name	Age*	Position

Irene A. Chow, Ph.D.	68	Chairman of the Board of Directors
James A.D. Smith	48	President & Chief Executive Officer and Acting Chief Financial Officer
Ronald C. Griffith, Ph.D.	59	Chief Scientific Officer
Heather Criss Keller	41	Vice President, Business Strategy and Secretary
Kenneth E. Schwartz, M.D.	59	Vice President, Medical Affairs
Roy J. Wu	52	Vice President, Business Development

*	Age at April 1, 2007

Irene A. Chow, Ph.D., has been Chairman of the Board since April 1999 and was Chief Executive Officer from January 2001 to March 2004. From 1995 through March 1999 she was President and Chief Executive Officer. Dr. Chow served as a director of the board of Genovate throughout 2006, but resigned in January 2007. Until June 2005, Dr. Chow served as chairman of the Genovate board. Before joining Genelabs, Dr. Chow held several positions at Ciba-Geigy Corporation, most recently as Senior Vice President of Drug Development for the pharmaceuticals division. Prior to joining Ciba-Geigy, Dr. Chow served as an associate professor and assistant dean of Health Related Professions at Downstate Medical School, State University of New York. Dr. Chow received her B.A. degree in Literature from National Taiwan University, and both an M.A. and a Ph.D. in Biostatistics from the University of California, Berkeley.

James A. D. Smith has been Chief Executive Officer since March 2004. Since September 1, 2006, Mr. Smith has been the acting Chief Financial Officer. He has been President of Genelabs since April 1999. From January 2000 to January 2001, Mr. Smith also served as Chief Executive Officer. From October 1996 through March 1999, Mr. Smith was Chief Operating Officer. From June 1995 through September 1996, Mr. Smith was Vice President, Marketing and Business Development, and from January 1994 through June 1995, Mr. Smith was Director of Marketing. Before joining Genelabs, Mr. Smith was with ICN Pharmaceuticals for more than ten years in various marketing and business development positions, most recently as Director of Worldwide Business Development. Mr. Smith received his B.S. in Molecular and Cellular Biology from the University of California, San Diego.

Ronald C. Griffith, Ph.D., has been Chief Scientific Officer since February 2006. Before that, he was Vice President, Research since December 2001. From May 2001 until December 2001, Dr. Griffith was Vice President of Medicinal Chemistry with Isis Pharmaceuticals Corp. From February 2000 through May 2001 he was Vice President of Chemistry at X-Ceptor Therapeutics. Before that, Dr. Griffith was Director of Chemical Sciences at Tanabe Research Laboratories, USA from 1997 through 2000. Dr. Griffith received his B.S. degree from Alfred

University and his Ph.D. in Organic Chemistry from Syracuse University and was a post-doctoral fellow at California Institute of Technology.

Heather Criss Keller has been Vice President, Business Strategy since November 2006 and corporate Secretary since August 1999. Ms. Keller served as Senior Business Strategy Advisor from June 2004 to November 2006. From January 2001 through June 2004 she served as Vice President, General Counsel, before which she was Vice President, Legal Affairs from January 2000 to January 2001 and Director of Legal Affairs from October 1998 to January 2000. Ms. Keller served as Senior Corporate Counsel at Heartport, Inc. from September 1996 to July 1998, prior to which she was an associate with the law firm of Brobeck, Phleger & Harrison LLP. Ms. Keller received her J.D. from Vanderbilt University Law School and her B.A. from Duke University.

Kenneth E. Schwartz, M.D., has been Vice President, Medical Affairs since February 2002, prior to which he served as Senior Medical Director beginning in 1995. Before joining Genelabs, Dr. Schwartz held several positions with Syntex Research and was an Assistant Clinical Professor in Internal Medicine — Endocrinology and Metabolism at the University of California, San Francisco. Dr. Schwartz received his B.S. in Chemistry from University of California, Los Angeles and his M.D. from Stanford University.

Roy J. Wu has been Vice President, Business Development since October 2001. From October 1997 to October 2001, he served as Vice President, Corporate Secretary and member of the board of directors of Kissei Pharma, USA. Mr. Wu received his B.S. in Biology from University of San Francisco and his M.B.A. in International Finance from University of San Francisco.

There are no family relationships among any of our directors and executive officers.

COMPENSATION DISCUSSION & ANALYSIS

General

We compensate our executives through a combination of base salary, performance-based cash bonus awards and long-term equity incentives, including stock option grants and the opportunity to participate in the Company’s Employee Stock Purchase Plan (“ESPP”). The objectives of our compensation practices are to attract and retain talented executives and employees who can contribute to the achievement of the Company’s goals and to align the focus of these individuals with the Company’s goals and objectives to maximize shareholder value. Compensation decisions take into consideration the Company’s overall performance and individual achievement and, where relevant, follow guidelines adopted by the Board of Directors.

Compensation Philosophy and Review Process

The Company’s compensation philosophy for all of its employees, including executives, is to relate compensation principally to corporate and individual performance within the context of maintaining appropriate market competitiveness. Total compensation paid by the Company to its executive officers is designed to be competitive with compensation packages paid to the management of comparable companies in the biopharmaceutical industry, generally at or about the 50th percentile of market.

We review our compensation practices at least annually, utilizing data from the Radford Biotechnology Survey, including the Northern California Report and Executive Report, publicly available information and reports from compensation consulting firms to analyze the base salaries and total compensation of each employee, including executive officers. In addition, at the end of 2006, the Compensation Committee engaged AON Corporation/Radford (“Radford”), a compensation consulting company, to assist the Company with the development of a list of peer companies, to provide analysis of our equity compensation programs and incentive cash bonus plan design and to review our compensation practices for our Board of Directors and executive officers.

Working with Radford, in January 2007 the Board of Directors established the following criteria for inclusion in a peer list for the Company’s compensation analysis: (i) business and/or labor market competitors in the biotechnology industry of similar size and complexity and primarily in the Company’s geographic region; (ii) companies in late-stage drug discovery working toward bringing product to market; and (iii) companies with market capitalizations of generally less than $250 million. The peer list approved by the Board of Directors in January 2007 is made up of the following companies: Achillion, Anadys, Anesiva, AP Pharma, Avigen, Cell Genesys, Cytokinetics, Dynavax, Genitope, Geron, Kosan, Maxygen, Nuvelo, Panacos, Pharmacyclics, Renovis, Rigel, Sangamo, SciClone, StemCells, Sunesis, Telik, Threshold Pharmaceuticals, Titan, Trimeris and Xenoport.

The Company usually completes its annual focal review process for all employees, including executive officers, in January for performance in the previous year. Members of the Company’s management and human resources teams review the competitive data and information gathered and provide the information and recommendations to the Compensation Committee. The Compensation Committee reviews the information and recommendations and makes recommendations to the full Board of Directors regarding each component of compensation for individual executive officers. The Compensation Committee also reviews and provides recommendations to the full Board of Directors regarding base salary and promotion and salary increase pools for all non-executive employees, option grant guidelines and total pools and the measures of achievement for bonus administration. In reviewing and recommending compensation for all executive officers and budgets and guidelines for compensation of all employees, the Compensation Committee also takes into consideration the financial condition and prospects for the Company.

Compensation Components

The Company compensates its executive officers in the following manner:

Corporate Objectives.  The executive officers develop goals and objectives for the Company each year which are reviewed and approved by the Board of Directors, usually in January (the “Objectives”). The Objectives include the primary goals of the organization for the upcoming year, generally focusing on financial and research and development goals and milestones. The Objectives are used by the executives and employees to guide corporate priorities and activities throughout the year and by the Board to review the Company’s activities and progress toward achievement of its goals. Objectives may only be revised by the Board of Directors. Each year during its compensation review, also usually in January, the Board of Directors evaluates the percentage of completion of each of the previous year’s Objectives, approving an overall percentage of completion. In January 2007 the Board of Directors determined the Company had met 84% of its 2006 Objectives, which included objectives relating to the funding of the Corporation, the development of a protocol for submission to the Food and Drug Administration regarding the Corporation’s investigational drug for systemic lupus erythematosus, the completion of a research collaboration and various research goals.

Base Salary.  Base salaries of executive officers are generally reviewed each January. The Compensation Committee reviews overall corporate performance, including completion of Objectives, individual performance, experience of the individual, criticality of the position and the skills the individual brings to the team and compares the executive’s current salary with market data. The chief executive officer provides the Board of Directors with a performance review of each executive officer and the Board of Directors provides the chief executive officer with at least an annual review of his performance. The Compensation Committee generally recommends to the Board of Directors guidelines for percentage increases for individual performance for all employees, and the Board of Directors takes these and the chief executive officer’s input into consideration in determining salary increases for the executive officers.

In January 2007, the Board of Directors approved the following salary increases: Dr. Griffith’s salary was increased from $287,000 to $300,000, Dr. Schwartz’s salary was increased from $254,000 to $265,000 and Mr. Wu’s salary was increased from $250,000 to $265,000. Mr. Smith’s base salary of $334,500 was not adjusted. Mr. Loar was not employed by the Company at the end of the 2006 fiscal year. The total of each executive’s base salary and the 2006 annual bonus paid to each executive’s constitutes the following percentage of each executive’s total compensation: Mr. Smith 76%, Dr. Griffith 71%, Dr. Schwartz 79% and Mr. Wu 78%. The Company believes appropriately benchmarking executive salaries results in increased retention and motivation of these key leaders and applies similar standards to benchmarking base salaries for all of its employees. The Compensation Committee relies on market data and surveys to assist it in its evaluation of the overall mix of total compensation and the Company does not have any formal policies regarding that mix other than general guidelines set forth in the Company’s Annual and Long-Term Incentive Based Compensation Plan (the “Bonus Plan”) and option guidelines adopted by the Board of Directors. Individual performance is taken into consideration in the determination of base salary.

Cash Bonus Awards.  The Board of Directors adopted the Company’s Bonus Plan in 1994, extending it from time to time through February 28, 2007. For the named executive officers, the Bonus Plan is comprised of an annual cash bonus payment and a long-term deferred payment (also referred to as long-term incentive bonuses). The long-term deferred payment is an amount equal to the annual cash bonus paid for a fiscal year and payment is automatically deferred and paid in three equal annual installments, provided the executive is employed by the Company at the time of the scheduled payout. With the expiration of the Bonus Plan, the final payout under the long-term portion of the Bonus Plan will be made in February 2010 unless otherwise determined by the Board of Directors.

After reviewing the Bonus Plan and information provided by Radford at its January 2007 meeting, the Board decided to allow the Bonus Plan to expire at the end of February 2007 in accordance with its terms. Radford’s research concluded that the annual bonus plans of most of the Company’s peer group do not currently require deferral of a portion of annual cash bonuses, but instead provide for greater percentages for cash bonus targets and larger percentage equity participation by named executive officers.

The Board is considering Radford’s research in its review of the Company’s total compensation for its executives. While the Company believes that these future cash bonuses have some retention value, the Board of Directors is exploring with the executive officers other long-term incentive mechanisms, such as equity grants, that may more closely align the creation of shareholder value with the executive’s long-term compensation. The Company anticipates that it will work with Radford and the Compensation Committee to recommend to the Board a new cash bonus plan that will place more emphasis on the achievement of annual goals to replace the Bonus Plan and that cash bonuses will be awarded to employees for 2007 performance following the focal review process in January 2008.

The Bonus Plan sets forth the process for determination of bonuses and is administered by the Board of Directors. Bonuses earned for the 2006 fiscal year were awarded under the Bonus Plan in accordance with its terms. As part of the annual focal review process, each executive officer is assigned a target percentage of his or her base salary by the Board of Directors for determination of the potential bonus to be paid for performance in the upcoming fiscal year. Target bonus percentages for 2006 performance were 20% of base salary for each of Dr. Griffith, Mr. Loar, Dr. Schwartz, and Mr. Wu and 30% for Mr. Smith. The Board of Directors set the same percentage targets for Dr. Griffith, Dr. Schwartz, Mr. Wu and Mr. Smith for 2007, pending adoption of a new bonus plan. The percentage targets are within the ranges set forth in the Bonus Plan for the positions held by these executives. Mr. Loar was not eligible to receive a bonus for 2006 due to his departure from the Company.

Under the Bonus Plan, measurement of performance for purposes of bonus administration for all employees, including executive officers, is the percentage achievement of the Objectives. On February 15, 2007 the Company paid annual bonuses to each of the named executive officers as follows, multiplying their respective target percentages by 84%, the completion rate of the 2006 Objectives determined by the Board of Directors and applicable to the bonus calculations for all employees: Mr. Smith received $84,294, Dr. Griffith received $48,216, Dr. Schwartz received $42,672 and Mr. Wu received $42,000.

On February 15, 2007 the Company paid out the following long-term incentive bonuses to the named executive officers (the sum of contributions under the Bonus Plan from 2004, 2005 and 2006): Mr. Smith received $60,473, Dr. Griffith received $32,473, Dr. Schwartz received $30,209, and Mr. Wu received $29,791. If they remain employed by the Company, the named executive officers would be eligible to receive the following payments under the long-term incentive portion of the Bonus Plan in 2008: Mr. Smith would receive $68,238, Dr. Griffith would receive $36,079, Dr. Schwartz would receive $32,797 and Mr. Wu would receive $32,430.

Equity Plans.  Our equity plans have been established to provide all our employees with an opportunity to participate in the Company’s long-term performance along with our shareholders. All employees, including executives, receive stock option grants from time to time. Employees receive an initial grant upon commencement of employment, priced at the closing price on the last trading day preceding the date of hire and periodic grants of stock options are also generally made annually to eligible employees. The Board has also approved special retention grants from time to time. Stock options granted under the plans generally have a four-year vesting schedule and expire ten years from the date of grant.

The Board of Directors approves the total number of stock options to be administered by the Options Committee for grants to non-executive employees. Dr. Chow and Mr. Smith are the members of the Options Committee. The Compensation Committee recommends grants of stock options for the executive officers to the Board of Directors. Grants are made on the basis of a quantitative and qualitative analysis of individual performance, our financial performance, and the executive’s existing options with reference to market data. The 2006 stock options were granted on January 27, 2006 and were within the Company’s guidelines. The Compensation Committee recommended grants in the mid-range for Mr. Smith, Dr. Schwartz and Mr. Wu and that the maximum grants under the guidelines be awarded to Mr. Loar and Dr. Griffith based on performance and taking into consideration the need for retention. Each of Mr. Smith, Mr. Loar and Dr. Griffith were granted options to purchase 33,000 shares of common stock and each of Dr. Schwartz and Mr. Wu were granted options to purchase 20,000 shares of common stock, each at an exercise price of $1.91.

The Board of Directors approves guidelines for stock option grants from time to time. The guidelines are general and relate to the job level of an employee. The Compensation Committee generally grants executives options within these guidelines.

The Company grants options with exercise prices set at fair market value, or greater, using the closing price on the last trading day preceding the date of the grant. The Company does not have a formal policy regarding the timing of stock option grants but generally times new employee grants to coincide with their hire date and annual “refresher” grants to coincide with the Company’s January Board of Directors meeting and the annual focal review process. When special grants are made the Board of Directors considers the timing of grants and the availability of material information to the public and the timing of any potential announcement. The Company does not engage in “bullet-dodging” or “spring-loading” in timing stock option grants.

In January 2007 approximately 466,000 shares remained available for issuance under the Company’s 2001 Stock Option Plan (the “2001 Plan”). The Company intends to use many of these shares for grants to new employees, including new executives the Company plans to hire. The Compensation Committee reviewed the shares available for issuance and recommended that the Board of Directors postpone the traditional annual refresher grant until adequate numbers of shares could be granted to employees under the Company’s guidelines. No employee, including the executive officers, received a stock option grant in connection with the January 2007 annual focal review. If shareholders approve the 2007 Omnibus Stock Incentive Plan (the “New Plan”) at the annual meeting, the Board intends to provide employees, including the named executive officers, with grants similar to the annual refresher grant, and may provide special grants to help achieve the Company’s target that the total number of options granted to employees is consistent with market practices in the Company’s industry.

All of our employees, including executive officers, are eligible to participate in the ESPP. Participation is not mandatory and each person makes his or her own decision whether to participate and with what percentage of salary withholding, following the terms and conditions of the ESPP.

Other Compensation.  The Company does not provide to any director, executive officer or employee as compensation any personal benefits such as cars, corporate jets, tax or financial advice, country club memberships, apartments or any similar personal items, except that temporary housing may be provided to newly hired employees at the Company’s expense. As a retention incentive for Dr. Griffith, the Company provides him with assistance with housing because he maintains a residence near the Company’s headquarters in addition to his primary residence. In 2006 the stipend was $50,000 and the allowance is reviewed by the Board of Directors annually.

Change in Control Agreements

The Company has entered into agreements with each of the named executive officers providing certain compensation in the event of a change in control of the Company. These agreements are not employment contracts but are intended to ensure that the Company will have the continued dedication and objectivity of the employee, notwithstanding the possibility or occurrence of a change of control. The Company believes that these agreements help it attract and retain executives in an industry that is subject to significant volatility by providing the executive with continued salary and benefits if terminated following a change in control of the Company.

The agreements provide for the immediate vesting of all unvested stock options granted by the Company to the named executive officers upon the effective date of a change in control (as defined in the agreements) of the Company (referred to as the Effective Date). The agreements also provide various severance benefits to the named executives if their employment is terminated (other than for cause (as defined in the agreements), disability or death) or an involuntary termination (as defined in the agreements) occurs, in either case within eighteen (18) months following the Effective Date (such terminations referred to as “Involuntary Termination”). Under the change of control agreement with each named executive officer, upon Involuntary Termination the executive receives salary continuation for 12 months, a lump sum payment of 100% of the executive’s target bonus potential for the calendar year in which the Involuntary Termination takes place, payment of any accrued but unpaid long-term incentive bonus and continuation of health care coverage for 12 months.

The agreements are “single-trigger” with respect to an executive’s stock options because the Company believes executives should be incentivized to maximize the value of a potential acquisition for shareholders and that this benefit aligns the executives’ interests more closely with those of the shareholders. The agreements are “double-trigger” with respect to salary and benefits, meaning the acquiring company would need to terminate or otherwise compromise the executive’s position (as defined in the agreements) before the executive would be eligible for these benefits. The Company believes that these benefits allow the executives to more objectively evaluate a potential acquisition despite the possibility of the termination of their position by the acquiring company.

Tax Considerations

The amount of any payments made under a change in control agreement with a named executive officer would be either: (a) the full amount of the payments, or (b) a reduced amount which would result in no portion of the payments being subject to the excise tax imposed pursuant to Section 4999 of the Internal Revenue Code, whichever of (a) or (b), taking into account the applicable federal, state and local income taxes and the excise tax, results in the receipt by the employee, on an after-tax basis, of the greatest amount of benefit.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to “performance-based compensation.” Awards granted under our 2001 Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and we will continue to monitor the applicability of Section 162(m) to our ongoing compensation arrangements. We do not expect that amounts of compensation paid to our executive officers will fail to be deductible on account of Section 162(m).

EXECUTIVE COMPENSATION

The following table indicates information concerning compensation of our Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer whose salary and bonus exceeded $100,000 for the fiscal year ended 2006 (the “named executive officers”).

Summary Compensation Table

								Change in
								Pension
								Value and
								Nonqualified
						Non-Equity		Deferred
				Stock	Option	Incentive Plan		Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation		Earnings	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)(1)	($)(2)		($)	($)		($)

James A.D. Smith,(3)	2006	334,500	—	—	67,148	200,233	(4)	—	—		601,881
President & Chief
Executive Officer, Acting
Chief Financial Officer
Matthew M. Loar,(5)	2006	192,009	—	—	19,595	65,203	(6)	—	—		276,807
Chief Financial Officer
Ronald G. Griffith, Ph.D.,	2006	284,750	—	—	50,824	111,523	(7)	—	50,000	(8)	497,097
Chief Scientific Officer
Kenneth E. Schwartz, M.D.,	2006	252,667	—	—	44,893	101,347	(9)	—	—		398,907
Vice President,
Medical Affairs
Roy J. Wu,	2006	249,167	—	—	48,920	103,091	(10)	—	—		401,178
Vice President,
Business Development

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock-based compensation awards granted in 2006 and prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the grants reflected in this column, refer to Note 5 to the Genelabs Technologies, Inc. Financial Statements in the Company’s Form 10-K for the year ended December 31, 2006. See the Grants of Plan-Based Awards Table for information on awards made in 2006. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(2)	Unless otherwise noted, amounts in this column represent the annual bonuses paid in respect of 2006 and the long-term incentive bonus payments that became vested and were paid in 2006, in each case, pursuant to the Bonus Plan.

(3)	Mr. Smith assumed the responsibilities of the principal financial officer on September 1, 2006 upon the departure of Mr. Loar.

(4)	This number represents $50,175 for the annual bonus in respect of 2005 that was paid in 2006, $84,294 for the annual bonus in respect of 2006 and $65,764 in respect of long-term incentive bonus paid in 2006 to Mr. Smith. The annual bonus in respect of 2005 was authorized and paid in June 2006 after the Company met financing contingency criteria established by the Board of Directors. As a result, this number includes two years of annual bonuses — the 2005 contingent bonuses as well as the amounts earned in 2006 which were paid out in February 2007.

(5)	Mr. Loar resigned from the Company effective September 1, 2006.

(6)	This number represents $27,500 for the annual bonus in respect of 2005 that was paid in 2006 and $37,703 in respect of long-term incentive bonus paid in 2006 to Mr. Loar. The annual bonus in respect of 2005 was authorized and paid in June 2006 after the Company met financing contingency criteria established by the Board of Directors. As a result, this number includes two years of annual bonuses — the 2005 contingent bonuses as well as the amounts earned in 2006 which were paid out in February 2007.

(7)	This number represents $26,000 for the annual bonus in respect of 2005 that was paid in 2006, $48,216 for the annual bonus in respect of 2006 and $37,307 in respect of long-term incentive bonus paid in 2006 to Dr. Griffith. The annual bonus in respect of 2005 was authorized and paid in June 2006 after the Company met financing contingency criteria established by the Board of Directors. As a result, this number includes two years of annual bonuses — the 2005 contingent bonuses as well as the amounts earned in 2006 which were paid out in February 2007.

(8)	Represents a housing allowance paid to Dr. Griffith.

(9)	This number represents $23,800 for the annual bonus in respect of 2005 that was paid in 2006, $42,672 for the annual bonus in respect of 2006 and $34,875 in respect of long-term incentive bonus paid in 2006 to Dr. Schwartz. The annual bonus in respect of 2005 was authorized and paid in June 2006 after the Company met financing contingency criteria established by the Board of Directors. As a result, this number includes two years of annual bonuses — the 2005 contingent bonuses as well as the amounts earned in 2006 which were paid out in February 2007.

(10)	This number represents $24,000 for the annual bonus in respect of 2005 that was paid in 2006, $42,000 for the annual bonus in respect of 2006 and $34,091 in respect of long-term incentive bonus paid in 2006 to Mr. Wu. The annual bonus in respect of 2005 was authorized and paid in June 2006 after the Company met financing contingency criteria established by the Board of Directors. As a result, this number includes two years of annual bonuses — the 2005 contingent bonuses as well as the amounts earned in 2006 which were paid out in February 2007.

Grants of Plan-Based Awards in Fiscal 2006

The following table sets forth certain information with respect to option awards and other plan-based awards granted during the fiscal year ended December 31, 2006 to our named executive officers:

							All Other	All Other
							Stock	Option
							Awards:	Awards:
							Number of	Number		Grant Date
		Estimated Future Payouts Under					Shares of	of Securities	Exercise or	Fair Value of
		Non-Equity Incentive Plan Awards					Stock or	Underlying	Base Price of	Stock and
		Threshold	Target		Maximum		Units	Options	Option Awards	Option Awards
Name	Grant Date	($)(1)	($)		($)		(#)	(#)(2)	($/Sh)	($)

James A.D. Smith	1/27/2006						—	33,000	1.91	52,500
	N/A		100,350	(3)	100,350	(3)
			100,350	(4)	100,350	(4)
Matthew M. Loar	1/27/2006						—	33,000	1.91	52,500
	N/A		—		—
Ronald G. Griffith, Ph.D.	1/27/2006						—	33,000	1.91	52,500
	N/A		60,000	(3)	60,000	(3)
			60,000	(4)	60,000	(4)
Kenneth E. Schwartz, M.D.	1/27/2006						—	20,000	1.91	31,818
	N/A		53,000	(3)	53,000	(3)
			53,000	(4)	53,000	(4)
Roy J. Wu	1/27/2006						—	20,000	1.91	31,818
	N/A		53,000	(3)	53,000	(3)
			53,000	(4)	53,000	(4)

(1)	Under the Bonus Plan, the directors measure the percentage completion of the Company’s objectives. The Bonus Plan does not require a minimum percentage of completion in order for employees to be awarded a bonus. The directors have the discretion to award no bonus or a bonus based on any percentage completion of the objectives.

(2)	All option grants vest 25% on the first year anniversary and monthly thereafter for the next 36 months.

(3)	Represents amounts payable under the annual bonus.

(4)	Represents amounts payable under the long-term incentive bonus.

No executive of the Company has an employment agreement, other than the agreements described in “Potential Payments Upon Termination or Change-in-Control” below. The factors taken into consideration in determining an executive’s total compensation, including base salary, bonus and stock option grants and awards, and the proportion of salary and bonus with respect to total compensation are described in “Compensation Discussion and Analysis” above. During the course of 2006, the Board of Directors agreed that the Company should pursue a special protocol assessment (known as an SPA) with the U.S. Food and Drug Administration as part of the Company’s strategy and objectives. As a result, the Board of Directors agreed to delete a previously-approved 2006 objective relating to the funding of a clinical trial of the Company’s investigative drug for systemic lupus erythematosus to allow the Company to pursue an SPA into 2007. This deletion was taken into consideration in the calculation of the overall objective completion rate of 84% and no weight was given to the deleted objective. As a retention incentive for Dr. Griffith, the Company provides him with assistance with housing because he maintains a residence near the Company’s headquarters in addition to his primary residence.

Outstanding Equity Awards at Fiscal Year-End 2006

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2006:

	Option Awards						Stock Awards
										Equity
										Incentive
										Plan Awards:
									Equity	Market or
				Equity					Incentive	Payout
				Incentive					Plan Awards:	Value of
		Number of		Plan Awards:				Market	Number of	Unearned
	Number of	Securities		Number of			Number of	Value of	Unearned	Shares,
	Securities	Underlying		Securities			Shares or	Shares or	Shares,	Units or
	Underlying	Unexercised		Underlying			Units of	Units of	Units or	Other
	Unexercised	Options		Unexercised	Option		Stock That	Stock That	Other Rights	Rights That
	Options	(#)		Unearned	Exercise	Option	Have Not	Have Not	That Have	Have Not
	(#)	Unexercisable		Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	(1)		(#)	($)	Date	(#)	($)	(#)	($)

James A.D. Smith	4,519	—		—	14.61	12/1/2007	—	—	—	—
	2,400	—			17.34	2/5/2008
	2,400	—			13.44	1/22/2009
	9,999	—			10.31	2/25/2009
	5,599	—			11.02	8/6/2009
	7,999	—			28.98	1/20/2010
	6,000	—			8.55	7/20/2011
	7,999	—			11.05	1/25/2012
	6,390	—			4.55	5/17/2012
	8,000	—			7.40	2/12/2013
	8,000	—			12.50	1/23/2014
	4,999	—			12.50	7/23/2007
	15,999	—			4.40	1/27/2015
	20,000	20,000	(2)		2.35	12/5/2015
	—	33,000			1.91	1/27/2016
Matthew M. Loar(3)	—	—		—	—	—	—	—	—	—
Ronald G. Griffith, Ph.D.	16,000	—		—	9.50	12/19/2011	—	—	—	—
	4,000	—			4.55	5/17/2012
	7,666	334			7.40	2/12/2013
	4,375	1,625			12.50	1/23/2014
	4,791	5,209			4.40	1/27/2015
	5,999	—			4.40	1/27/2015
	10,000	10,000	(2)		2.35	12/5/2015
	—	33,000			1.91	1/27/2016
Kenneth E. Schwartz, M.D.	800	—		—	17.34	2/5/2008	—	—	—	—
	3,000	—			11.02	8/6/2009
	1,600	—			28.98	1/20/2010
	1,000	—			34.53	1/18/2011
	1,000	—			8.55	7/20/2011
	3,000	—			11.05	1/25/2012
	200	—			11.05	1/25/2012
	3,000	—			4.55	5/17/2012
	7,666	334			7.40	2/12/2013
	4,275	1625			12.50	1/23/2014
	2,875	3125			4.40	1/27/2015
	6,000	—			4.40	1/27/2015
	10,000	10,000	(2)		2.35	12/5/2016
	—	20,000			1.91	1/27/2016
Roy J. Wu	15,000	—		—	8.05	9/28/2011	—	—	—	—
	2,000	—			11.05	1/25/2012
	2,000	—			4.55	5/17/2012
	7,666	334			7.40	2/12/2013
	4,375	1625			12.50	1/23/2014
	4,791	5,209			4.40	1/27/2015
	5,999	—			4.40	1/27/2015
	10,000	10,000	(2)		2.35	12/5/2015
	—	20,000			1.91	1/27/2016

(1)	Unless noted, all granted options vest 25% on the anniversary of the grant date and monthly thereafter for the next 36 months.

(2)	The option vested as to 25% of the shares on the six-month anniversary and vests monthly thereafter for the next 18 months.

(3)	Mr. Loar resigned from the Company effective September 1, 2006. On September 1, 2006, Mr. Loar had 85,574 shares underlying unexercised vested options, which expired on December 1, 2006. Mr. Loar did not exercise any of these options. In addition, on September 1, 2006, Mr. Loar had 60,501 shares underlying unexercised unvested options, which expired on the effective date of his resignation.

Options Exercises and Stock Vested in Fiscal 2006

None of the Company’s named executive officers exercised any stock options and no stock awards vested during the fiscal year ended December 31, 2006.

Potential Payments Upon Termination or Change in Control

The Company has entered into agreements with each of the named executive officers providing certain compensation in the event of a change in control of the Company. The agreements are not employment contracts but are intended to ensure that the Company will have the continued dedication and objectivity of the employee, notwithstanding the possibility or occurrence of a change in control. The agreements provide for the immediate vesting of all unvested shares of stock options granted by Genelabs to the named executive officers upon the effective date of a change in control of the Company (referred to as the Effective Date). The agreements also provide various severance benefits to such named executives if their employment is terminated (other than for cause, disability or death) or an involuntary termination occurs, in either case within eighteen (18) months following the Effective Date. Under the change in control agreement, upon involuntary termination the executive receives salary continuation for 12 months, a lump sum payment of 100% of the executive’s target bonus potential for the calendar year in which the involuntary termination takes place, payment of any accrued but unpaid long-term incentive bonus and continuation of health care coverage for 12 months.

For each named executive officer, the amount of such payments shall be either: (a) the full amount of the payments, or (b) a reduced amount which would result in no portion of the payments being subject to the excise tax imposed pursuant to Section 4999 of the Internal Revenue Code, whichever of (a) or (b), taking into account the applicable federal, state and local income taxes and the excise tax, results in the receipt by the employee, on an after-tax basis, of the greatest amount of benefit.

Under the change of control agreements, the terms “change in control,” “cause” and “involuntary termination” have the following meanings:

•	“Change in Control” means a change in the ownership or control of the Company, effected through any of the following events:

(i) any “person,” as such term is used in Sections 13(d) and 14 (d) of the Exchange Act, (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

•	“Cause” shall mean termination of the employee’s employment by the Company for any of the following reasons:

(i) employee’s conviction of or plea of guilty or nolo contendre to a felony offense;

(ii) employee’s commission of an act of fraud against the Company, material misappropriation of Company property, or embezzlement of Company funds;

(iii) employee’s breach of one or more of employee’s obligation under any applicable confidential/proprietary/trade secret information and/or inventions agreement(s);

(iv) employee’s engaging in any employment or business activity that is in competition with the business or proposed business of the Company;

(v) misconduct by the employee which has a materially adverse effect upon the Company’s operations, business or reputation; or

(vi) if employee is an officer of the Company, a material breach of any of employee’s fiduciary obligations.

•	“Involuntary Termination” shall exclude any termination of the employee’s employment by reason of the employee’s death or due to the employee’s disability (within the meaning of section 22(e)(3) of the Internal Revenue Code) or by the Company for Cause, and shall mean and include:

(i) any other termination of employee’s employment by Company;

(ii) employee’s resignation within ninety (90) days following: (a) a reduction in Employee’s rate of base salary by more than ten percent (10%), unless the reduction is part of an overall reduction for all employees at the same level as employee; (b) a relocation by the Company of employee’s place of employment by more than fifty (50) miles, without employee’s written consent; or (c) a material reduction in the level of employee’s duties and responsibilities or the level of management to which employee reports, provided, however, that employee shall have given written notice to the Company through the highest level employee of its human resources department (or the equivalent), and the Company shall have had a period of thirty (30) days within which to cure the action(s) described in the notice given by the employee.

In the discussion that follows, payments and other benefits payable upon early termination and change in control situations are set out as if the conditions for payments had occurred and/or the terminations took place on December 31, 2006. In setting out such payments and benefits, amounts that had already been earned as of the termination date are not shown. Also, benefits that are available to all full-time regular employees when their employment terminates are not shown. The amounts set forth below are estimates of the amounts which would be paid out to the named executive officers upon their termination. The actual amounts to be paid out can only be determined at the time of such named executive officers’ separation from the Company.

The following table sets forth information with respect to compensation to the executives upon a termination without cause or an involuntary termination within 18 months following a change in control:

	Cash	Equity	Benefits and
Name	Payment($)(1)	Acceleration(2)	Perquisites($)(3)

James A.D. Smith	636,482	—	24,002
Matthew M. Loar(4)	—	—	—
Ronald G. Griffith, Ph.D.	453,762	—	24,002
Kenneth E. Schwartz, M.D.	404,187	—	17,597
Roy J. Wu	398,221	—	24,002

(1)	Cash payments equals the executive’s annual salary as of December 31, 2006, a lump sum payment of 100% of the executive’s target bonus and payment of any accrued but unpaid long-term incentive bonus.

(2)	Aggregate intrinsic value of unvested stock options as of December 31, 2006. Aggregate intrinsic value represents only the value for those options in which the exercise price of the option is less than the market value of our stock on December 31, 2006. All of the options had an exercise price above the market value and the intrinsic value is zero.

(3)	Benefits and Perquisites are equal to the continuation of health care coverage for 12 months from date of termination. The amounts were based on COBRA fees at September 1, 2006, as COBRA fees are only set once a year and assumes there will be no increase or decrease of COBRA fees on September 1, 2007.

(4)	Mr. Loar resigned from the Company effective September 1, 2006. Mr. Loar did not receive any severance payments.

DIRECTOR COMPENSATION

Director Compensation

The table below summarizes compensation received by members of the Board of Directors during 2006, other than Mr. Smith, who is included in the Summary Compensation Table above, and Dr. Browne and Mr. Pfeffer, both of whom were appointed to the Board of Directors after December 31, 2006:

							Change in
							Pension
	Fees						Value and
	Earned or					Non-Equity	Nonqualified
	Paid in		Stock	Option		Incentive Plan	Deferred	All Other
	Cash		Awards	Awards		Compensation	Compensation	Compensation	Total
Name	($)		($)	($)(1)(2)		($)	Earnings	($)	($)

Irene A. Chow, Ph.D.	209,167	(3)	—	50,329	(4)	—	—	—	259,496
Arthur Gray, Jr.	29,000		—	5,882	(5)	—	—	—	34,882
H.H. Haight	31,750		—	5,882	(5)	—	—	—	37,632
Alan Y. Kwan	29,000		—	5,882	(5)	—	—	—	34,882

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock-based compensation awards granted in 2006 and prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the grants reflected in this column, refer to Note 5 to the Genelabs Technologies, Inc. Financial Statements in the Company’s Form 10-K for the year ended December 31, 2006. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(2)	The aggregate number of option awards outstanding as of December 31, 2006 for Dr. Chow was 319,373, for Mr. Gray was 21,000, for Mr. Haight was 31,000 and for Mr. Kwan was 27,000.

(3)	Dr. Chow’s compensation in this column represents the salary paid to her by the Company as an employee.

(4)	Dr. Chow’s option was granted on January 27, 2006, which has a grant date fair value of $52,500 and vests 25% on the anniversary of the grant date and monthly thereafter for the next 36 months.

(5)	Options were awarded on June 16, 2006 and were fully vested on grant date.

Non-employee directors receive an annual cash retainer of $25,000, payable quarterly. The chairperson of the Audit Committee receives an annual cash retainer of $5,000, payable quarterly. The chairperson of the each other committee receives an annual cash retainer of $2,000, payable quarterly. A committee member who is not a chairperson receives an annual cash retainer of $1,000, payable quarterly. Payments for service on a committee are in addition to the $25,000 annual retainer. Directors are not paid on a per-meeting basis. All directors also are reimbursed for actual business expenses incurred in attending board and committee meetings. Upon his or her first election to the board, each non-employee director is granted an option to purchase 6,000 shares of Genelabs common stock at an exercise price equal to the fair market value of the common stock on the date of grant. At each annual meeting of shareholders beginning after the second anniversary of each director’s election to the board, such non-employee director is granted an additional option to purchase 4,000 shares. In March 2007, the Board of Directors authorized the suspension of the automatic option grants to non-employee directors pending approval of the 2007 Plan by the shareholders. Directors who are also employees are granted options under the 2001 Stock Option Plan in accordance with Genelabs’ general compensation policy.

In February 2004 the Board of Directors approved the appointment of Irene A. Chow as Chairman of the Board of Directors and designated the position as a part-time employee position. As a part-time employee of the Company, the Chairman of the Board of Directors is entitled to the health and other employee benefits available to the Company’s part-time employees, except that the Chairman of the Board of Directors does not accrue vacation or sick leave. The Chairman of the Board of Directors is entitled to receive stock options under the Company’s 2001 Stock Option Plan at the discretion of the Board of Directors. As an employee, the Chairman of the Board of Directors is eligible to continue vesting in, and to exercise, previously granted stock options subject to the terms of such option grants. The Chairman of the Board of Directors is not eligible for bonuses under the Company’s Annual and Long-Term Incentive Based Compensation Plan. For fiscal year 2007, the Board of Directors approved a base salary of $350,000 for Dr. Chow’s service as Executive Chairman. In addition, the Board of Directors approved a retention bonus of $200,000 in the aggregate to be paid one-half on March 31, 2007 and one-half on June 30, 2007, provided Dr. Chow is a member of the board of directors and/or an employee of the Company at such time. Our Board of Directors has the discretion to issue a bonus to Dr. Chow of up to $1 million if our investigational drug for the treatment of systemic lupus erythematosus, Prestaratm, is approved by the U.S. Food and Drug Administration. If such bonus is approved, a determination would be made at that time whether the bonus would be deductible under Section 162(m).

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2006:

Year Ended December 31, 2006
Number of
Shares
Remaining
Available for
	Number of		Future Issuance
	Shares to be	Weighted-	Under Equity
	Issued Upon	Average	Compensation
	Exercise of	Exercise Price	Plans
	Outstanding	of Outstanding	(Excluding
	Options,	Options,	Securities
	Warrants	Warrants	Reflected in the
Plan Category	and Rights	and Rights	First Column)(1)

Equity compensation plans approved by shareholders	2,123,028	$6.7284	647,818
Equity compensation plans not approved by shareholders	—	—	—

Total	2,123,028		647,818

(1)	Includes 181,588 shares currently authorized for issuance under our 2001 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

How many shares of common stock do our directors, executive officers, and largest shareholders own?

The following table sets forth certain information regarding the ownership of our common stock as of April 20, 2007 by: (a) each director and nominee for director named in “Proposal No. 1 — Election of Directors”; (b) each of the executive officers and individuals named in the Summary Compensation Table; (c) all of our executive officers and directors as a group; and (d) all those known by us to be beneficial owners of more than five percent of our common stock.

	Number of	Percent of
Name and Address of Beneficial Owner	Shares	Total(1)

Lehman Brothers Holdings Inc.(2)	1,931,395	6.4%
745 Seventh Avenue New York, NY 10019
Arnhold and S. Bleichroeder Advisers, LLP(3)	1,810,189	6.0%
1345 Avenue of the Americas New York, NY 10105
Biotechnology Value Fund, LP(4)	1,625,152	5.4%
227 W. Monroe Street, Suite 4800 Chicago, Illinois 60606
Irene A. Chow, Ph.D.(5)	288,930	*
James A. D. Smith(6)	161,012	*
Ronald C. Griffith, Ph.D.(7)	71,824	*
Kenneth E. Schwartz(8)	73,326	*
Roy J. Wu(9)	79,347	*
Leslie J. Browne, Ph.D.	—	*
H. H. Haight(10)	83,000	*
Arthur Gray, Jr.(11)	66,000	*
Alan Y. Kwan(12)	27,900	*
Matthew J. Pfeffer	—	*
All directors and executive officers as a group (11 persons) (13)(14)	971,828	3.2%

*	Represents less than 1%.

(1)	Based on 29,982,140 shares of Genelabs common stock outstanding as of April 20, 2007.

(2)	Based on information furnished in Schedule 13G/A dated February 9, 2007 and filed with the SEC on February 13, 2007, jointly by Lehman Brothers Holdings Inc., Lehman Brothers Inc. and LB I Group Inc., in which Lehman Brothers Holdings Inc. and Lehman Brothers Inc. report beneficial ownership of 1,931,395 shares of common stock, and LB I Group Inc. reports beneficial ownership of 581,395 shares of common stock. According to this Schedule 13G/A, pursuant to the terms of the warrant held by LB I Group, the number of shares beneficially owned by these reporting persons excludes 174,418 warrants because the terms include a limitation on acquiring shares of common stock if the exercise would result in the holder beneficially owning more than 4.99% of the outstanding shares of common stock. According to this Schedule 13G/A LB I Group Inc., which is the actual owner of 581,395 shares of common stock and 174,418 warrants, is a wholly owned subsidiary of Lehman Brothers Inc., which is the actual owner of 1,350,000 shares of common stock and is a wholly owned subsidiary of Lehman Brothers Holdings Inc.

(3)	Based on information furnished in Schedule 13G dated December 31, 2006 and filed with the SEC on February 7, 2007, by Arnhold and S. Bleichroeder Advisers, LLC (“Arnhold”). According to this Schedule 13G, Arnhold is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and is deemed to be the beneficial owner of 1,810,189 shares of common stock (which includes warrants to purchase 408,162 shares of common stock) as a result of acting as investment adviser to various of its clients.

(4)	Based on information furnished in Schedule 13G/A dated December 31, 2005 and filed with the SEC on February 14, 2006, jointly by Biotechnology Value Fund, LP, Biotechnology Value Fund II, LP, BVF Investments, LLC, Investment 10, LLC, BVF Partners LP and BVF Inc., in which Biotechnology Value Fund, LP reports beneficial ownership of 486,392 shares of common stock, Biotechnology Value Fund II, LP reports beneficial ownership of 308,830 shares of common stock, BVF Investments, LLC reports beneficial ownership of 747,840 shares of common stock, Investments 10, LLC reports beneficial ownership of 82,090 shares of common stock, and beneficial ownership by BVF Partners LP and BVF Inc. including 1,625,152 shares of common stock. According to this Schedule 13G/A, pursuant to the operating agreement of BVF Investments, LLC, BVF Partners LP is authorized, among other things, to invest the funds of Ziff Asset Management, LP, the majority member of BVF Investments, LLC, in shares of the common stock and to vote and exercise dispositive power over those shares of the common stock. BVF Partners LP and BVF Inc. share voting and dispositive power over shares of the common stock beneficially owned by Biotechnology Value Fund, LP, Biotechnology Value Fund II, LP, BVF Investments, LLC, and those owned by Investment 10, LLC, on whose behalf BVF Partners LP acts as an investment manager and, accordingly, BVF Partners LP and BVF Inc. have beneficial ownership of all of the shares of the Common Stock owned by such parties. Additionally, in February 2007, BVF Partners LP, Biotechnology Value Fund, LP, Biotechnology Fund II, LP, BVF Investments, LLC and Investment 10, LLC purchased in the aggregate 436,046 shares of common stock and warrants to purchase 130,812 shares of common stock in a private placement.

(5)	Represents 11,556 shares of common stock held by Dr. Chow, including 1,777 shares held in a family trust, and 277,374 shares underlying options exercisable within 60 days of April 20, 2007.

(6)	Represents 31,034 shares of common stock held by Mr. Smith and 129,978 shares underlying options exercisable within 60 days of April 20, 2007.

(7)	Represents 992 shares of common stock held by Dr. Griffith and 70,832 shares underlying options exercisable within 60 days of April 20, 2007.

(8)	Represents 15,560 shares of common stock held by Dr. Schwartz, including 4,494 shares held by his spouse, and 57,766 shares underlying options exercisable within 60 days of April 20, 2007.

(9)	Represents 13,849 shares of common stock held by Mr. Wu and 65,498 shares underlying options exercisable within 60 days of April 20, 2007.

(10)	Represents 52,000 shares of common stock held by Mr. Haight and 31,000 shares underlying options exercisable within 60 days of April 20, 2007.

(11)	Represents 45,000 shares of common stock held by Mr. Gray, including 7,000 shares held by his spouse and 7,000 shares held by a trust of which he is the beneficiary, and 21,000 shares underlying options exercisable within 60 days of April 20, 2007.

(12)	Represents 900 shares of common stock held by Mr. Kwan and 27,000 shares underlying options exercisable within 60 days of April 20, 2007.

(13)	Mr. Loar, a Named Executive Officer, is not included in this table as he resigned from Genelabs effective September 1, 2006, and we have no knowledge of his current beneficial ownership.

(14)	Represents 201,986 shares of common stock held by all directors and executive officers as a group, including one executive officer not listed above, and 769,842 shares underlying options exercisable within 60 days of April 20, 2007.

COMPENSATION COMMITTEE REPORT1

The following report was submitted by the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors has reviewed the Company’s Compensation Discussion and Analysis and discussed it with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s definitive proxy statement on Schedule 14A for its 2007 annual meeting of shareholders, which is incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, each as filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

/s/  ARTHUR GRAY, JR., Chair

/s/  H.H. HAIGHT

/s/  ALAN Y. KWAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee during fiscal 2006 (i) was an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS2

The Audit Committee is comprised of three outside directors, all of whom are independent under Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards. The Audit Committee is governed by a charter, adopted and approved by the Board of Directors on January 23, 2004 and amended in January 2006, which sets forth the Audit Committee’s duties and responsibilities and reflects SEC regulations and NASD rules. A copy of the Audit Committee’s charter, as amended, is available on our website at www.genelabs.com under the heading “Investor Information/Corporate Governance.”

The Audit Committee oversees Genelabs’ financial reporting process on behalf of the board of directors. Genelabs’ management has the primary responsibility for the Company’s financial statements and reporting process, including the systems of internal controls. The Audit Committee and Genelabs’ independent registered public accounting firm, Ernst & Young LLP, have discussed the overall scope and plans for their audits. The Audit Committee periodically meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of Genelabs’ internal controls and the overall quality of Genelabs’ financial reporting.

The Audit Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2006 with management and with our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. The Audit

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.
2 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Ernst & Young LLP their independence. The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the independence of the independent registered public accounting firm.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2006 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

AUDIT COMMITTEE

/s/  H.H. HAIGHT, Chair

/s/  ARTHUR GRAY, JR.

/s/  ALAN Y. KWAN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On an annual basis, each director and executive officer of the Company must complete a Director and Officer Questionnaire that requires disclosure of any transaction, arrangement or relationship with the Company during the last fiscal year in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest. Any transaction, arrangement or relationship disclosed in the Director and Officer Questionnaire submitted by a director or executive officer is reviewed and considered by the Board of Directors in making independence determinations with respect to directors and resolving any conflicts of interest that may be implicated. Our directors and executive officers are expected to disclose to the Chairman of the Board, President and Chief Executive Officer or counsel to the Company the material facts of any transaction that could be considered a related party transaction promptly upon gaining knowledge of the transaction.

The Audit Committee, unless otherwise established by the Board of Directors, establishes and implements policies and procedures for the Audit Committee’s or Board of Director’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest, including all transactions required to be disclosed by Item 404(a) of Regulation S-K, the Securities and Exchange Commission’s related person transaction disclosure rule. In addition, the Company’s Code of Business Ethics and Conduct contains conflicts of interest and corporate opportunities policies which all employees must adhere to. Beyond this, the Company does not have written policies as to how it will resolve conflicts of interest.

From January 1, 2006 to the present, there have been no transactions in which the amount involved exceeded $120,000 to which Genelabs or any of its subsidiaries was a party and in which any executive officer, director, nominee for director, 5% beneficial owner of common stock or member of the immediate family of any of the foregoing persons had or has a direct or indirect material interest, except the compensation arrangements described above.

Genelabs’ Chairman, Irene A. Chow, Ph.D., was a member of the board of directors of Genovate Biotechnology Co., Ltd., or Genovate, and was its chair until June 2005. Dr. Chow resigned from the Genovate board in January 2007. When she was chair, she received an annual stipend of approximately $90,300 per year from Genovate. In 1995, Genelabs licensed to Genovate, in exchange for an equity position in Genovate, its rights to its prasterone drug candidate, known as Prestaratm, for Australia, New Zealand and the Asian countries (except Japan). The companies have also agreed to share clinical data related to prasterone. From time to time Genelabs has sold its Genovate shares and sold its remaining 8% of the equity in Genovate in February 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were timely complied with.

OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to multiple shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process of “householding” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Investor Relations, 505 Penobscot Drive, Redwood City, California 94063 or by calling Investor Relations at (650) 369-9500.

By Order of the Board of Directors

HEATHER CRISS KELLER
Secretary

April 27, 2007

A copy of our Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2006 has been included within the package of materials sent to you as well as a copy of our 2006 Annual Report to Shareholders.

Exhibit A

GENELABS TECHNOLOGIES, INC.

2007 OMNIBUS STOCK INCENTIVE PLAN

Section 1.  General Purpose of Plan; Definitions.

The name of this plan is the Genelabs Technologies, Inc. 2007 Omnibus Stock Incentive Plan (the “Plan”). The Plan was adopted by the Board (defined below) on March 30, 2007, subject to the approval of the shareholders of the Company (defined below). The purpose of the Plan is to enable the Company to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator”  means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

(b) “Board”  means the Board of Directors of the Company.

(c) “Change in Control”  means a change in the ownership or control of the Company, effected through any of the following events:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes, after the Effective Date (as defined herein), the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or any other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(d) “Code”  means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(e) “Committee”  means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(f) “Company”  means Genelabs Technologies, Inc., a California corporation (or any successor corporation).

(g) “Deferred Stock”  means the right to receive Stock at the end of a specified deferral period granted pursuant to Section 7 below.

(h) “Disability”  shall have the meaning set forth in the Participant’s employment agreement, or if no such meaning is set forth, means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant’s work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

(i) “Eligible Recipient”  means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary.

(j) “Exchange Act”  means the Securities Exchange Act of 1934, as amended from time to time.

(k) “Fair Market Value”  means, as of any given date, with respect to any awards granted hereunder, (A) the closing sale price of a share of Stock on such date on the principal securities exchange on which the Company’s equity securities are listed or traded, (B) the fair market value of a share of Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

(l) “Incentive Stock Option”  means any Stock Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m) “Non-Qualified Stock Option”  means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

(n) “Parent”  means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(o) “Participant”  means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock, or Performance Shares or any combination of the foregoing.

(p) “Performance Shares”  means shares of Stock that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 7 below.

(q) “Restricted Stock”  means shares of Stock subject to certain restrictions granted pursuant to Section 7 below.

(r) “Stock”  means the common stock, no par value per share, of the Company.

(s) “Stock Appreciation Right”  means the right pursuant to an award granted under Section 6 below to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock

Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

(t) “Stock Option”  means an option to purchase shares of Stock granted pursuant to Section 5 below.

(u) “Subsidiary”  means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.   Administration.

The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights, (c) awards of Restricted Stock, Deferred Stock or Performance Shares or (d) any combination of the foregoing. The Administrator shall have the authority:

(a) to select those Eligible Recipients who shall be Participants;

(b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

(c) to determine the number of shares of Stock to be covered by each award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each award granted hereunder (including, but not limited to, (x) the restrictions applicable to awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such awards of Restricted Stock or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to awards of Performance Shares); and

(e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Options, Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder.

The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

Section 3.   Stock Subject to Plan; Individual Award Limits; Adjustments; Change in Control.

(a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 3,400,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Upon shareholder approval of the Plan, (1) the Company’s 2001 Stock Option Plan (the “2001 Plan”) shall be merged and incorporated into the Plan, effective immediately prior to the 2007 annual meeting of the shareholders of the Company, (2) all outstanding options under the 2001 Plan shall be treated as outstanding under the Plan; provided however, that each outstanding option so incorporated shall be governed solely by the express terms and conditions of the 2001 Plan and all other instruments evidencing the grant of such options, and (3) all available shares for grant under the 2001 Plan as of such date shall be available for grant hereunder, and any and all shares that would otherwise be returned to the 2001 Plan by reason of expiration of its term or cancellation upon termination of employment or service shall be available again for grant hereunder as of such date of cancellation or termination. Effective immediately prior to the 2007 annual meeting of the shareholders of the Company, and subject to shareholder approval of the Plan at such meeting, the 2001 Plan shall terminate and no further option grants shall be made therefrom.

(i) To the extent that (x) a Stock Option expires or is otherwise terminated without being exercised, or (y) any shares of Stock subject to any award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares of Stock are returned to the Company in satisfaction of such indebtedness, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan.

(ii) Upon the exercise of any award granted in tandem with any other award, such related award shall be cancelled to the extent of the number of shares of Stock as to which the award is exercised and, notwithstanding the foregoing, such number of shares of Stock shall no longer be available for awards under the Plan.

(b) In no event will more than 3,400,000 shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options, subject to adjustment as provided in this Section 3.

(c) The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, and awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed eighty percent (80%) shares of Stock reserved for the purposes of the Plan.

(d) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of shares of Stock reserved for issuance under the Plan and the maximum number of shares of Stock that may be granted to any Participant in any calendar year, (ii) the kind, number and option price of shares of Stock subject to outstanding Stock Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted Stock, Deferred Stock and Performance Shares to maintain the same estimated fair value of the award before and after the equity restructuring. The form of such adjustment and estimate of fair value shall be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right related to any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

(e) In the event of a Change in Control, any or all outstanding Stock Options, Stock Appreciation Rights, and awards of Restricted Stock, Deferred Stock or Performance Shares shall, unless otherwise provided in an applicable award agreement or other agreement, accelerate and become exercisable or payable in full upon the occurrence of the Change in Control.

Section 4.   Eligibility.

Eligible Recipients shall be eligible to be granted Stock Options, Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such award.

Section 5.  Stock Options.

Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Participant. Participants who are granted Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the option price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Directors who are not also officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Stock Option Price.  The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the option price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(b) Stock Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

(c) Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant or any time thereafter, in its sole discretion, that any Stock Option shall be exercisable with respect to unvested shares of Stock, provided that the Participant enters into a form of restricted stock purchase agreement approved by the Administrator. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion.

(d) Method of Exercise.  Subject to paragraph (c) of this Section 5, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator (to the extent permitted by applicable law), (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised and the minimum statutory withholding taxes with respect thereto, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. A Participant shall generally have the rights to dividends and any other rights of a shareholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 10 below.

Notwithstanding anything to the contrary contained herein, a Stock Option may not be exercised for a fraction of a share of Stock.

The Administrator may require the surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares of Stock previously subject to such canceled Stock Options shall again be available for future grants of Stock Options and other awards hereunder. Notwithstanding the foregoing, no stock options will be repriced or replaced without prior shareholder approval.

(e) Non-Transferability of Stock Options.  Except under the laws of descent and distribution or as otherwise permitted by the Administrator, the Participant shall not be permitted to sell, transfer, pledge or assign any Stock Option, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant’s lifetime for estate planning purposes.

(f) Termination of Employment or Service.  If a Participant’s employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates by reason of his or her death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the agreement evidencing such Stock Option, or as otherwise determined by the Administrator. In the absence of a specified time in the agreement evidencing such Stock Option, the Stock Option shall remain exercisable for a period of three (3) months (twelve (12) months in the event of a Participant’s death or Disability) following the Participant’s termination of employment or service with the Company or any Parent or Subsidiary. If, on the date of termination, the Participant is not vested as to his or her entire Stock Option, the shares of Stock covered by the unvested portion of the Stock Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Stock Option within the time specified by the Administrator, the Stock Option shall terminate, and the shares of Stock covered by such Stock Option shall revert to the Plan.

(g) Annual Limit on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 6.   Stock Appreciation Rights.

Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). Subject to Section 409A of the Code, in the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price, and all other conditions of Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.

Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Awards.  The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a “Stock Appreciation Right Agreement”) and delivered a fully executed copy thereof to the Company after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as shareholders of the Company with respect to the grant or exercise of such rights.

(b) Exercisability.

(i) Stock Appreciation Rights that are Free Standing Rights (“Free Standing Stock Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant’s death or Disability prior to the expiration of such six-month period.

(ii) Stock Appreciation Rights that are Related Rights (“Related Stock Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 above and this Section 6 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant’s death or Disability prior to the expiration of such six-month period.

(c) Payment Upon Exercise.

(i) Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(d) Non-Transferability.

(i) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 5 of the Plan.

(ii) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

(e) Termination of Employment or Service.

(i) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(ii) In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Stock Options.

(f) Term.

(i) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(ii) The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

Section 7.   Restricted Stock, Deferred Stock and Performance Shares.

Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in paragraph (b) of this Section 7) applicable to awards of Restricted Stock or Deferred Stock; the performance objectives applicable to awards of Deferred Stock or Performance Shares; and all other conditions of the awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant.

(a) Awards and Certificates.  The prospective recipient of awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such award, unless and until such recipient has executed an agreement evidencing the award (a “Restricted Stock Award Agreement,” “Deferred Stock Award Agreement” or “Performance Shares Award Agreement,” as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(b), (i) each Participant who is granted an award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such award.

The Company may require that the stock certificates evidencing Restricted Stock or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

With respect to awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

(b) Restrictions and Conditions.  The awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such award, during such period as may be set by the Administrator commencing on the date of grant (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service as a director, consultant or advisor to the Company or any Parent or Subsidiary, the Participant’s death or Disability or the occurrence of a “change in control” as defined in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, evidencing such award.

(ii) Except as provided in paragraph (b)(i) of this Section 7, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Stock or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a shareholder with respect to Stock subject to awards of Deferred Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares of Stock covered by Deferred Stock shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

(iii) The rights of Participants granted awards of Restricted Stock, Deferred Stock or Performance Shares upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing such awards.

Section 8.  Amendment and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant’s consent, or that, without the approval of the shareholders (as described below), would:

(a) except as provided in Section 3 of the Plan, increase the total number of shares of Stock reserved for issuance under the Plan;

(b) change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

(c) extend the maximum option period under paragraph (b) of Section 5 of the Plan.

Notwithstanding the foregoing, shareholder approval under this Section 8 shall only be required at such time and under such circumstances as shareholder approval would be required under Sections 162(m) and 422 of the Code, stock exchange rules or other applicable law or regulation with respect to any material amendment to an employee benefit plan of the Company.

The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any Participant without his or her consent; provided, however, that the Administrator may not reduce the exercise price of an outstanding Stock Option or Stock Appreciation Right by amending the terms of such Stock Option or Stock Appreciation Right or by canceling such Stock Option or Stock Appreciation Right in exchange for the grant of a new Stock Option or Stock Appreciation Right without first obtaining approval from the shareholders of the Company. Notwithstanding the previous sentence, the Administrator reserves the right to amend the terms of any award as may be necessary or appropriate to avoid adverse tax consequences under Section 409A of the Code.

Section 9.  Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 10.  General Provisions.

(a) Shares of Stock shall not be issued pursuant to the exercise of any award granted hereunder unless the exercise of such award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

(d) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 11.  Shareholder Approval; Effective Date of Plan.

(a) The grant of any award hereunder shall be contingent upon shareholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

(b) The Plan shall become effective (the “Effective Date”) on June 15, 2007, the date the Company’s shareholders formally approve the Plan.

Section 12.  Term of Plan.

No Stock Option, Stock Appreciation Right, or awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

Exhibit B

GENELABS TECHNOLOGIES, INC.

2001 EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors on April 23, 2001
As amended December 19, 2005
As amended April 9, 2007

1.	ESTABLISHMENT OF PLAN

The purpose of the Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan (the “Plan”) is to grant options for purchase of common stock, no par value (the “Common Stock”) of Genelabs Technologies, Inc. (the “Company”) to eligible employees of the Company and its Subsidiaries (as hereinafter defined). For purposes of this Plan, “Parent Corporation” and “Subsidiary” (collectively, “Subsidiaries”) shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”). The Company intends the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 800,000 shares (after giving effect to the one-for-five stock split) of the Company’s Common Stock were initially reserved for issuance under the Plan subject to certain adjustments as provided under Section 14 of the Plan. On April 9, 2007, subject to the approval of the shareholders of the Company, the Plan was amended to increase the number of shares reserved for issuance by 1,000,000 shares. If the shareholders approve such amendment, subject to adjustments as provided under Section 14 of the Plan, the total number of shares reserved for issuance under the Plan shall be 1,800,000 shares.

2.	PURPOSE

The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the “Board”) as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.	ADMINISTRATION

This Plan shall be administered by the Administrator. For purposes of this plan, the “Administrator” shall mean the Board, or if and to the extent the Board does not administer the Plan, a committee appointed by the Board (the “Committee”). If the Committee is not comprised of “disinterested persons” (“Disinterested Persons”) as defined in Rule 16b-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at the time the Company is registered under the Exchange Act, unless otherwise determined by the Administrator, the Administrator shall appoint a Committee consisting of not less than three (3) persons (who need not be members of the Board), each of whom is a Disinterested Person. After registration of the Company under the Exchange Act, unless otherwise determined by the Administrator or the Board, Committee members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Committee. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Administrator and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.	ELIGIBILITY

Any employee of the Company or the Subsidiaries is eligible to participate in the Plan except the following:

(a) employees who are not employed by the Company or Subsidiaries on the day before the Offering Date (as hereinafter defined);

(b) employees who are customarily employed for less than twenty (20) hours per week;

(c) employees who are customarily employed for less than five (5) months in a calendar year; or

(d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

5.	OFFERING DATES

The offering periods of the Plan (each, an “Offering Period”) shall be of twenty-four (24) months duration commencing on January 1 and July 1 of each year and ending on June 30 and December 31 of each year. Each Offering Period shall consist of four (4) six-month purchase periods (individually, a “Purchase Period”) during which payroll deductions of the participants are accumulated under the Plan. The first business day of each Offering Period is referred to as the “Offering Date.” The last business day of each Purchase Period is referred to as the “Purchase Date.” Notwithstanding the foregoing, if the fair market value of the Company’s Common Stock on any Purchase Date is equal to or is less than such fair market value on an Offering Date, then all subsequent Purchase Period(s) for such Offering Period shall immediately terminate and a new Offering Period shall commence for those employees participating in such terminated Purchase Period(s) (See also Section 11(c) hereof). The Administrator shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

6.	PARTICIPATION IN THE PLAN

Eligible employees may become participants in an Offering Period under the Plan upon the commencement of the next Purchase Period after satisfying the eligibility requirements by delivering a subscription agreement to the Company’s or Subsidiary’s (whichever employs such employee) Treasury Department (the “Treasury Department”) not later than the business day before such Offering Period begins unless an earlier time for filing the subscription agreement authorizing payroll deductions is set by the Administrator for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Treasury Department not later than the business day preceding the beginning of a subsequent Offering Period. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the next Offering Period unless the employee withdraws from the Plan or terminates further participation in a Purchase Period as set forth in Section 11 hereof. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

7.	GRANT OF OPTION ON ENROLLMENT

Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee’s payroll deduction account during such Purchase Period by the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Purchase Date; provided, however, that the number of shares of the Company’s Common Stock subject to any option granted pursuant to this

Plan shall not exceed the limitations provided under Sections 10(a) and 10(b) below. Fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 8 hereof.

8.	PURCHASE PRICE

The purchase price per share at which a share of Common Stock will be sold during any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a) The fair market value on the Offering Date; or

(b) The fair market value on the Purchase Date.

For purposes of the Plan, the term “fair market value” on a given date shall mean the closing price from the previous day’s trading of a share of the Company’s Common Stock as reported on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System or such other system or exchange to which the shares of the Company’s Common Stock are admitted to trading or quotation, as determined by the Administrator.

9.  PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES

(a) The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period. The deductions are made as a percentage of the participant’s compensation in one percent (1%) increments not less than one percent (1%) nor greater than fifteen percent (15%), not to exceed $25,000 per year or such other limit set by the Administrator. Compensation shall mean all cash compensation including, but not limited to, base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant’s compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Purchase Period unless sooner altered or terminated as provided in the Plan.

(b) A participant may decrease (but not increase) the rate of payroll deductions during a Purchase Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department’s receipt of the authorization and shall continue for the remainder of the Purchase Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during a Purchase Period, but not more than one change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Purchase Period by filing with the Treasury Department a new authorization for payroll deductions not later than the business day before the beginning of such Purchase Period. An increase or decrease in a participant’s payroll deduction does not start a new Offering Period.

(c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company or a Subsidiary, respectively, may be used by the Company or a Subsidiary, respectively, for any corporate purposes, and neither the Company nor a Subsidiary shall be obligated to segregate such payroll deductions.

(d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company or a Subsidiary, respectively, that the participant wishes to withdraw from that Purchase Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Purchase Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant’s account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the

Company shall be carried forward, without interest, into the next Purchase Period. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

(e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his or her option; provided, however, that the Administrator may deliver certificates to a broker or brokers that hold such certificate in a street name for the benefit of each such participant.

(f) During a participant’s lifetime, such participant’s option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

10.	LIMITATIONS ON SHARES TO BE PURCHASED

(a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

(b) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Purchase Period, the Administrator may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the “Maximum Share Amount”). If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Purchase Periods unless revised by the Administrator as set forth above.

(c) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Administrator shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant’s option to each participant affected thereby.

(d) Subject to the provisions of Section 9(d) hereof, any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Purchase Period, without interest.

11.	WITHDRAWAL

(a) Each participant may withdraw from a Purchase Period under the Plan by signing and delivering to the Treasury Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of a Purchase Period.

(b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Purchase Period, but he or she may participate in any Purchase Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

(c) For an Offering Period in which a participant is enrolled, if the fair market value of the Company’s Common Stock on the Purchase Date is less than it was on the Offering Date, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

12.	TERMINATION OF EMPLOYMENT

Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided, however, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.	RETURN OF PAYROLL DEDUCTIONS

In the event a participant’s interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Administrator, the Company shall promptly deliver to the participant all payroll deductions credited to his or her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.  CAPITAL CHANGES; CHANGE IN CONTROL

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of a Change in Control of the Company, the Offering Periods shall terminate on such date as determined by the Administrator and all payroll deductions on such date shall be used to purchase such number of applicable shares of Common Stock based on a purchase price per share that is eight-five percent (85%) of the lesser of (i) the fair market value on the Offering Date or (ii) the fair market value on such date, unless otherwise provided by the Administrator. For purposes of this Plan, “Change in Control” means a change in the ownership or control of the Company, effected through any of the following events:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes, after the Effective Date (as defined in Section 25 hereof), the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

The Administrator may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

15.	NONASSIGNABILITY

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16.	REPORTS

Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period.

17.	NOTICE OF DISPOSITION

Each participant shall notify the Company if the participant disposes of any of the shares of Common Stock purchased in any Purchase Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were purchased (the “Notice Period”). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.	NO RIGHTS TO CONTINUED EMPLOYMENT

Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee’s employment.

19.	EQUAL RIGHTS AND PRIVILEGES

All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Administrator, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

20.	NOTICES

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.	SHAREHOLDER APPROVAL OF AMENDMENTS

Any required approval by the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder. Such approval of an amendment shall be solicited at or prior to the first annual meeting of shareholders held subsequent to the grant of an option under the Plan to an employee of the Company. If such shareholder approval is obtained at a duly held shareholders’ meeting, it must be obtained by a majority of all of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by a majority of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Administrator determines, in its discretion after consultation with the Company’s legal counsel, that such lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code or Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”).

22.	DESIGNATION OF BENEFICIARY

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to a Purchase Date.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.	CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24.	APPLICABLE LAW

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

25.	AMENDMENT OR TERMINATION OF THE PLAN

This Plan shall be effective April 23, 2001 (the “Effective Date”), subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board and the Plan shall continue until the earlier to occur of termination by the Administrator, issuance of all of the shares of Common Stock reserved for issuance under the Plan, or ten (10) years from the adoption of the Plan by the Board. No purchase of shares of Common Stock pursuant to the Plan shall occur prior to such shareholder approval.

The Administrator may at any time amend or terminate the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant without such participant’s consent, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

(a) increase the number of shares that may be issued under the Plan;

(b) change the designation of the employees (or class of employees) eligible for participation in the Plan; or

(c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

Exhibit C

Genelabs Technologies, Inc.
Compensation Committee Charter
Approved by the Board of Directors
January 23, 2004
Amended as of March 30, 2007

Organization

The Compensation Committee of the Board of Directors of Genelabs Technologies, Inc. (the “Corporation”) shall be comprised of at least two directors as determined from time to time by the Board. Each member shall be qualified to serve pursuant to the requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”) and any additional requirements the board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and such additional requirements that the Board deems appropriate. The Vice President of Human Resources and the Corporation’s Chief Executive Officer and President shall assist the Committee and participate in the Committee’s deliberations at the invitation of the Committee. Other directors, employees of the Corporation and consultants may participate in the Committee’s deliberations at the invitation of the Committee and the Committee may recommend that these individuals make presentations to the full Board from time to time, with the Board’s agreement. For purposes of this Charter, the term “officer” shall have the meaning set forth in Rule 16a-1 of the Exchange Act. This Charter supersedes all previous charters and resolutions of the Board adopted prior to the date of approval of this Charter regarding the matters set forth herein.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Statement of Policy

The Committee shall act on behalf of the Board of Directors to oversee the implementation of the Corporation’s general compensation and employee benefit plans and policies in accordance with applicable law and regulation and authority granted by the Board, as adopted by the Board and contained in this Charter, to review and discuss with management the Corporation’s compensation discussion and analysis (“CD&A”) to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and to prepare a Committee report on executive compensation as required by the SEC. The primary goals of the Corporation’s compensation policy are to attract and retain qualified employees and align their compensation with the Corporation’s business objectives and performance. The Committee shall assist the Board in fulfilling its basic fiduciary duty regarding accountability to the Corporation’s shareholders. It is the responsibility of the Committee to maintain communication with the management of the Corporation and the full Board regarding the general compensation policy of the Corporation and the matters set forth in this Charter.

Meetings and Procedures

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Chief Executive Officer may not be present during voting or deliberations related to her or his compensation.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings, shall make available copies of such minutes to the Board and shall report regularly to the Board on its activities, as appropriate.

Responsibilities

Set forth below are the responsibilities and authority delegated to the Compensation Committee and the responsibilities and authority delegated to the Options Committee by the Board.

Compensation Committee Responsibilities and Authority

1. Review of Goals and Objectives.  The Committee shall review at least annually the goals and objectives of the Corporation’s executive compensation plans and recommend that the Board amend these goals and objectives if the Committee deems it appropriate. In addition, at least annually, the Committee shall review the Corporation’s executive compensation plans in light of the Corporation’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, shall recommend to the Board the adoption of new, or the amendment of existing, executive compensation plans.

2. Compensation of Chief Executive Officer.  The Committee shall evaluate annually the performance of the chief executive officer in light of the goals and objectives of the Corporation’s executive compensation plans and policies, and, either as the Committee or together with the other independent directors (as directed by the Board), shall determine and recommend to the Board for its approval, the Chief Executive Officer’s compensation level based on this evaluation, including cash (base salary, bonus, other incentives) and non-cash compensation (stock options, restricted stock, participation in plans). To the extent that long-term incentive is a component of the Chief Executive Officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the Corporation’s performance and relative shareholder return, the value of similar awards to Chief Executive Officers of comparable companies, and the awards given to the Corporation’s Chief Executive Officer in past years.

3. Compensation of Officers.  The Committee shall review, in light of the goals and objectives of the Corporation’s compensation plans and policies, and with input from management as appropriate, the performance of the designated officers of the Corporation at least once annually. The Committee shall, either as the Committee or together with the other independent directors (as directed by the Board), determine and recommend to the Board for its approval, compensation for each officer, including cash (base salary, bonus, other incentives) and non-cash compensation (stock options, restricted stock, participation in plans). To the extent that long-term incentive compensation is a component of such officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the Corporation’s performance and relative stockholder return, the value of similar awards to similarly situated officers of comparable companies, and the awards given to the similarly situated officers of the Corporation in past years.

4. Approval of Employment or Severance Arrangements.  The Committee shall also review and recommend to the Board of Directors for its approval, any severance or termination arrangements to be made with any officer of the corporation and shall review perquisites or other personal benefits to the Corporation’s officers and recommend any changes to the Board. The Committee is authorized to approve the initial compensation terms for officers of the Corporation that are new hires, with input from management as appropriate and with the obligation to inform the Board.

5. Compensation of Non-officer Employees.  The Committee is authorized to set and recommend to the Board of Directors for its approval, budget pools regarding non-officer compensation, including annual focal review stock option grant pools, fiscal year base salary increase (merit) budget pools, and other bonus or incentive pools, with input from management. Except as expressly set forth in this Charter, management shall make all other compensation-related decisions, including bonus grants and salary increases (provided they are within the budget guidelines set by the Committee), regarding non-officer employees of the Corporation and all employees of the

Corporation’s subsidiaries, including new hires, with the oversight of the Committee and the Board as required by law and regulation.

6. Board and Committee Fees.  The Committee shall evaluate annually the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

7. Corporate and Individual Performance Objectives.  The Board reviews and approves the individual performance objectives and bonus targets (including Annual and Long-Term Incentive Plan) of the Chief Executive Officer with input from management as appropriate. The Chief Executive Officer’s objectives serve as the Corporation’s objectives. The Committee shall review and approve the bonus targets of all other officers of the Corporation based upon the Corporation’s objectives, with input from management.

8. Adoption and Administration of Compensation and Incentive Plans.  The Committee shall review at least annually and recommend to the Board for the Board’s approval the goals and objectives of the Corporation’s general compensation plans including all employee and director incentive plans and programs (including all ERISA plans) of the Corporation regarding cash or stock compensation including stock option plans, employee stock purchase plans, and long term incentive or other bonus plans, and shall review at least annually such plans in light of their goals and objectives and recommend that the Board amend such plans if the Committee deems it appropriate. The Committee shall advise and oversee all other compensation-related plans and programs of the Corporation administered by management, including medical, dental, vision, tuition reimbursement and other such health and welfare programs. The Committee shall review all equity-compensation plans to be submitted for shareholder approval under the Nasdaq listing standards, and review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such shareholder approval requirement. In addition, the Committee shall perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

9. Perquisites and Other Personal Benefits.  To review perquisites or other personal benefits to the Corporation’s executive officers and directors and recommend any changes to the Board.

10. CD&A.  To review and discuss with management the Corporation’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Corporation’s annual proxy statement or annual report on Form 10-K.

11. Compensation Committee Report.  To produce a Committee report on executive compensation as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC and any other reports on executive compensation as may be required under applicable securities laws and regulations, as well as those of applicable securities exchanges.

12. Review of Processes and Procedures.  To review the description of the Committee’s processes and procedures for the consideration and determination of executive and director compensation to be included in the Corporation’s annual proxy statement or annual report on Form 10-K.

13. Evaluation of the Charter.  On an annual basis, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate.

14. Other Functions.  To perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive compensation plan or assigned to the Board under the terms of any such plan and delegated to the Committee by the Board and to perform such other specific functions as the Board may from time to time direct.

Options Committee Responsibilities and Authority

The Options Committee is authorized to approve all stock option and restricted stock grants, including all terms thereof such as price and vesting schedule, to employees of the Corporation who are not officers. The terms of the option and restricted stock grants approved by the Options Committee shall be in accordance with the requirements of the applicable plan of the Corporation. It is the obligation of the Options Committee to inform the

Committee of its decisions thereunder. Unless revised by resolution of the Board, the members of the Options Committee are the Chairman of the Board and the Chief Executive Officer and President of the Corporation.

Role of Executive Officers

Executive officers may make, and the Committee may consider, recommendations to the Committee regarding the Corporation’s compensation and employee benefit plans and practice, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers and the Corporation’s director compensation arrangements.

Investigations and Studies; Outside Advisers

The Committee may conduct or authorize investigations into, or studies of matters within, the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it deems necessary or appropriate, including compensation consultants to advise the Committee with respect to amounts or forms of executive and director compensation. The Committee, or the Board as a whole, shall have the sole authority to approve the retention or termination of any compensation consultant to assist the Committee in carrying out its responsibilities, including approval of the consultant’s fees and other retention terms, such fees to be borne by the Corporation.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GENELABS TECHNOLOGIES, INC.
FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS
JUNE 15, 2007
     The undersigned shareholder of GENELABS TECHNOLOGIES, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 27, 2007, and the 2006 Annual Report to Shareholders and hereby appoints James A.D. Smith and Andrew Jones, and each of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Shareholders of GENELABS TECHNOLOGIES, INC. to be held on June 15, 2007 at 10:00 a.m., Pacific Daylight Time, at GENELABS TECHNOLOGIES, INC.’s principal executive offices located at 505 Penobscot Drive, Redwood City, California 94063, and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.
(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments(Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES
1.	ELECTION OF DIRECTORS:	☐	☐

Nominees:
01 Leslie J. Browne	04 Alan Y. Kwan
02 Irene A. Chow	05 Matthew J. Pfeffer
03 H. H. Haight	06 James A. D. Smith

(INSTRUCTION): TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE ADOPTION OF THE GENELABS TECHNOLOGIES, INC. 2007 OMNIBUS STOCK INCENTIVE PLAN.	☐	☐	☐

3.	APPROVAL OF THE AMENDMENT TO THE GENELABS TECHNOLOGIES, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐

4.	RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

		MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE APPROVAL OF THE ADOPTION OF THE GENELABS TECHNOLOGIES, INC. 2007 OMNIBUS STOCK INCENTIVE PLAN, FOR THE APPROVAL OF THE AMENDMENT TO THE GENELABS TECHNOLOGIES, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)	Dated:	, 2007

This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

▲ FOLD AND DETACH HERE ▲